                        NATIONWIDE LIFE INSURANCE COMPANY

                       Deferred Variable Annuity Contracts

             Issued by Nationwide Life Insurance Company through its
                     Nationwide Multi-Flex Variable Account

                   The date of this prospectus is May 1, 2002.

Variable annuities are complex investment products with unique benefits and advantages that may be particularly useful in meeting long-term savings and retirement needs. There are costs and charges associated with these benefits and advantages - costs and charges that are different, or do not exist at all, within other investment products. With help from financial consultants and advisers, investors are encouraged to compare and contrast the costs and benefits of the variable annuity described in this prospectus against those of other investment products, especially other variable annuity and variable life insurance products offered by Nationwide and its affiliates. Nationwide offers a wide array of such products, many with different charges, benefit features and underlying investment options. This process of comparison and analysis should aid in determining whether the purchase of the contract described in this prospectus is consistent with your investment objectives, risk tolerance, investment time horizon, marital status, tax situation and other personal characteristics and needs.

THIS PROSPECTUS CONTAINS BASIC INFORMATION YOU SHOULD UNDERSTAND ABOUT THE CONTRACTS BEFORE INVESTING - THE ANNUITY CONTRACT IS THE LEGALLY BINDING INSTRUMENT GOVERNING THE RELATIONSHIP BETWEEN YOU AND NATIONWIDE SHOULD YOU CHOOSE TO INVEST. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

Not all benefits, programs, features and investment options described in this prospectus are available or approved for use in every state.

The following is a list of the underlying mutual funds available under the contract. The particular underlying mutual funds available under the contract may change from time to time. Specifically, underlying mutual funds or underlying mutual fund share classes that are currently available may be removed or closed off to future investment. New underlying mutual funds or new share classes of currently available underlying mutual funds may be added. Contract owners will receive notice of any such changes that affect their contract. Additionally, not all of the underlying mutual funds listed below are available in every state.

AIM VARIABLE INSURANCE FUNDS, INC.

         -        AIM V.I. Capital Appreciation Fund: Series I

         - AIM V.I. International Growth Fund: Series I (formerly, AIM V.I. International Equity Fund: Series I)

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC., A MEMBER OF THE AMERICAN CENTURY(SM) FAMILY OF INVESTMENTS

         -        American Century VP Balanced Fund: Class I

         -        American Century VP Income & Growth Fund: Class I

DREYFUS

         -        The Dreyfus Socially Responsible Growth Fund, Inc.

         -        Dreyfus Stock Index Fund, Inc.

DREYFUS VARIABLE INVESTMENT FUND

         -        Appreciation Portfolio (formerly, Capital Appreciation
                  Portfolio)

         -        Quality Bond Portfolio

         -        Small Cap Portfolio

FIDELITY VARIABLE INSURANCE PRODUCTS FUND

         -        VIP Equity-Income Portfolio: Initial Class

         -        VIP High Income Portfolio: Initial Class *

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (FORMERLY, TEMPLETON VARIABLE PRODUCTS SERIES FUND)

         - Templeton Foreign Securities Fund: Class I (formerly, Templeton International Securities Fund: Class I)

GARTMORE VARIABLE INSURANCE TRUST ("GVIT") (FORMERLY, NATIONWIDE SEPARATE ACCOUNT TRUST)

         - GVIT Federated GVIT High Income Bond Fund: Class I* (formerly, Federated NSAT High Income Bond Fund)

         - GVIT Gartmore GVIT Government Bond Fund: Class I (formerly, Government Bond Fund)

         - GVIT Gartmore GVIT Money Market Fund: Class I (formerly, Money Market Fund)

         - GVIT Gartmore GVIT Total Return Fund: Class I (formerly, Total Return Fund)

JANUS ASPEN SERIES

         -        International Growth Portfolio: Service Shares

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

         -        AMT Balanced Portfolio

STRONG OPPORTUNITY FUND II, INC.

THE FOLLOWING UNDERLYING MUTUAL FUND IS NOT AVAILABLE IN CONNECTION WITH CONTRACTS FOR WHICH GOOD ORDER APPLICATIONS ARE (OR WERE) RECEIVED ON OR AFTER SEPTEMBER 27, 1999.

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC., A MEMBER OF THE AMERICAN CENTURY SM FAMILY OF INVESTMENTS

         -        American Century VP Capital Appreciation Fund: Class I*

*These underlying mutual funds may invest in lower quality debt securities commonly referred to as junk bonds.

Purchase payments not invested in the underlying mutual fund options of the Nationwide Multi-Flex Variable Account ("variable account") may be allocated to the fixed account.

The Statement of Additional Information (dated May 1, 2002) which contains additional information about the contracts and the variable account, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. The table of contents for the Statement of Additional Information is on page 39.

For general information or to obtain FREE copies of the:

         -        Statement of Additional Information;

         - prospectus, annual report or semi-annual report for any underlying mutual fund;

         -        required administrative forms; or

         -        Nationwide's privacy statement,

call:           1-800-NEA-VALU (800-632-8258)
        or write:

       NEA VALUEBUILDER PROGRAM
       ONE SECURITY BENEFIT PLACE
       TOPEKA, KANSAS 66636-0001

The Statement of Additional Information and other material incorporated by reference can be found on the SEC website at:

                                   www.sec.gov

Information about this and other Valuebuilder products can be found at:

                                  www.neamb.com

THIS ANNUITY:

         -        IS NOT A BANK DEPOSIT

         -        IS NOT FDIC INSURED

         -        IS NOT INSURED OR ENDORSED BY A BANK OR ANY FEDERAL GOVERNMENT
                  AGENCY

         -        IS NOT AVAILABLE IN EVERY STATE

         -        MAY GO DOWN IN VALUE

Investors assume certain risks when investing in the contracts, including the possibility of losing money.

These contracts are offered to customers of various financial institutions and brokerage firms. No financial institution or brokerage firm is responsible for the guarantees under the contracts. Guarantees under the contracts are the sole responsibility of Nationwide.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

GLOSSARY OF SPECIAL TERMS


ACCUMULATION UNIT- An accounting unit of measure used to calculate the contract value allocated to the variable account before the annuitization date.

ANNUITIZATION DATE- The date on which annuity payments begin.

ANNUITY COMMENCEMENT DATE- The date on which annuity payments are scheduled to begin. This date may be changed by the contract owner with Nationwide's consent.

ANNUITY UNIT- An accounting unit of measure used to calculate the variable payment annuity payments.

CONTRACT VALUE- The total of all accumulation units in a contract plus any amount held in the fixed account.

CONTRACT YEAR- Each year the contract is in force beginning with the date the contract is issued.

ERISA- The Employee Retirement Income Security Act of 1974, as amended.

FIXED ACCOUNT- An investment option that is funded by the general account of Nationwide.

GENERAL ACCOUNT- All assets of Nationwide other than those of the variable account or in other separate accounts that have been or may be established by Nationwide.

INDIVIDUAL RETIREMENT ACCOUNT- An account that qualifies for favorable tax treatment under Section 408(a) of the Internal Revenue Code, but does not include Roth IRAs.

INDIVIDUAL RETIREMENT ANNUITY- An annuity contract that qualifies for favorable tax treatment under Section 408(b) of the Internal Revenue Code, but does not include Roth IRAs.

NATIONWIDE- Nationwide Life Insurance Company.

NON-QUALIFIED CONTRACT- A contract which does not qualify for favorable tax treatment as a Qualified Plan, Individual Retirement Annuity, Roth IRA, SEP IRA, or Tax Sheltered Annuity.

QUALIFIED PLANS- Retirement plans which receive favorable tax treatment under
Section 401 of the Internal Revenue Code.

ROTH IRA- An annuity contract which qualifies for favorable tax treatment under
Section 408A of the Internal Revenue Code.

SEP IRA- An annuity contract which qualifies for favorable tax treatment under
Section 408(k) of the Internal Revenue Code.

SUB-ACCOUNTS- Divisions of the variable account to which accumulation units and annuity units are separately maintained - each sub-account corresponds to a single underlying mutual fund.

TAX SHELTERED ANNUITY- An annuity that qualifies for favorable tax treatment under Section 403(b) of the Internal Revenue Code.

VALUATION PERIOD- Each day the New York Stock Exchange is open for business.

VARIABLE ACCOUNT- Nationwide Multi-Flex Variable Account, a separate account of Nationwide that contains variable account allocations. The variable account is divided into sub-accounts, each of which invests in shares of a separate underlying mutual fund.

TABLE OF CONTENTS


GLOSSARY OF SPECIAL TERMS....................................3
SUMMARY OF CONTRACT EXPENSES.................................6
UNDERLYING MUTUAL FUND ANNUAL EXPENSES ......................7
EXAMPLE......................................................8
SYNOPSIS OF THE CONTRACTS....................................9
FINANCIAL STATEMENTS........................................10
CONDENSED FINANCIAL INFORMATION.............................10
NATIONWIDE LIFE INSURANCE COMPANY...........................10
SECURITY DISTRIBUTORS, INC..................................10
TYPES OF CONTRACTS..........................................11
     Individual Retirement Annuities (IRAs)
     Non-Qualified Contract
     Qualified Plans
     Roth IRAs
     Simplified Employee Pension IRAs (SEP IRAs)
     Tax Sheltered Annuities
INVESTING IN THE CONTRACT...................................12
     The Variable Account and Underlying Mutual Funds
     The Fixed Account
CHARGES AND DEDUCTIONS......................................14
     Contract Maintenance Charge
     Contingent Deferred Sales Charge
     Variable Account Charges for Contracts
        Issued Before November 3, 1997
     Variable Account Charges for Contracts
        Issued On or After November 3, 1997
     School District Processing Fee
     Contract Exchange Fee
     Premium Taxes
     Short-Term Trading Fees
CONTRACT OWNERSHIP..........................................17
     Contingent Ownership
     Annuitant
     Beneficiary and Contingent Beneficiary
OPERATION OF THE CONTRACT...................................17
     Minimum Initial and Subsequent Purchase Payments
     Pricing
     Allocation of Purchase Payments
     Determining the Contract Value
     Transfers
RIGHT TO REVOKE.............................................20
SURRENDER (REDEMPTION)......................................20
     Partial Surrenders (Partial Redemptions)
     Full Surrenders (Full Redemptions)
     Surrenders Under a Qualified Plan or
        Tax Sheltered Annuity
     Surrenders Under a Texas Optional
        Retirement Program
LOAN PRIVILEGE..............................................21
     Minimum and Maximum Loan Amounts
     Maximum Loan Processing Fee
     How Loan Requests are Processed
     Interest
     Loan Repayment
     Distributions and Annuity Payments
     Transferring the Contract
     Grace Period and Loan Default
ASSIGNMENT..................................................22
CONTRACT OWNER SERVICES.....................................23
     Asset Rebalancing
     Dollar Cost Averaging
     Systematic Withdrawals
ANNUITY COMMENCEMENT DATE...................................24
ANNUITIZING THE CONTRACT....................................24
     Annuitization Date
     Annuitization
     Fixed Payment Annuity
     Variable Payment Annuity
     Frequency and Amount of Annuity Payments
     Annuity Payment Options
DEATH BENEFITS..............................................26
     Death of Contract Owner - Non-Qualified Contracts
     Death of Annuitant - Non-Qualified Contracts
     Death of Contract Owner/Annuitant
     How the Death Benefit Value is Determined
     Death Benefit Payment
REQUIRED DISTRIBUTIONS......................................27
     Required Distributions-General Information
     Required Distributions for Non-Qualified Contracts
     Required Distributions Tax Sheltered Annuities,
         IRAs, SEP IRAs, and Roth IRAs
FEDERAL TAX CONSIDERATIONS..................................29
     Federal Income Taxes
     Withholding
     Non-Resident Aliens
     Federal Estate, Gift, and Generation
         Skipping Transfer Taxes
     Charge for Tax
     Diversification
     Tax Changes
STATEMENTS AND REPORTS......................................34
LEGAL PROCEEDINGS...........................................34
ADVERTISING AND SUB-ACCOUNT PERFORMANCE SUMMARY.............35

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION....39
APPENDIX A: OBJECTIVES FOR UNDERLYING MUTUAL FUNDS..........40
APPENDIX B: CONDENSED FINANCIAL
     INFORMATION............................................44

SUMMARY OF CONTRACT EXPENSES


The expenses listed below are charged to all contracts unless the contract owner meets an available exception under the contract.

CONTRACT OWNER TRANSACTION EXPENSES

Maximum Contingent Deferred Sales
Charge ("CDSC") (as a percentage of
purchase payments amounts
surrendered)....................................7%(1)

Range of CDSC over time:

Number of Completed Years from            CDSC
   Date of Purchase Payment            Percentage
               0                           7%
               1                           6%
               2                           5%
               3                           4%
               4                           3%
               5                           2%
               6                           1%
               7                           0%

MAXIMUM ANNUAL CONTRACT

MAINTENANCE CHARGE.........................$30(2)

(1) Starting with the second contract year, the contract owner may withdraw without a CDSC the greater of:

         (a)      10% of purchase payments made to the contract; or

         (b) any amount withdrawn to meet minimum distribution requirements under the Internal Revenue Code.

This free withdrawal privilege is non-cumulative. Free amounts not taken during any given contract year cannot be taken as free amounts in a subsequent contract year (see "Contingent Deferred Sales Charge").

The Internal Revenue Code may impose restrictions on withdrawals for contracts issued as Tax Sheltered Annuities.

(2) Nationwide deducts the contract maintenance charge on each contract anniversary and on the date of surrender when the contract is surrendered in full. Nationwide will waive the contract maintenance charge under some circumstances (see "Contract Maintenance Charge").

VARIABLE ACCOUNT CHARGES(3)

(annualized rate of variable account charges as a percentage of daily net assets)

Actuarial Risk Fee...........................1.30%(4)
     Total Variable Account Charges..........1.30%





MAXIMUM CONTRACT EXCHANGE FEE(5)
(when applicable)............................$40

MAXIMUM SCHOOL DISTRICT PROCESSING FEE(6)
(when applicable)............................greater of $30 or
                                             0.40% of contract value

(3) These charges apply only to sub-account allocations. They do not apply to allocations made to the fixed account. They are charged on a daily basis at the annual rate noted above.

(4) For contracts issued before November 3, 1997 or in states that have not approved the applicable contract modifications, Nationwide will deduct:

         (a) a mortality and expense risk charge equal to an annualized rate of 1.25% of the daily net assets of the variable account; and

         (b) an administration charge equal to an annualized rate of 0.05% of the daily net assets of the variable account.

See "Expenses of the Variable Account for Contracts Issued Before November 3, 1997."

For contracts issued on or after the later of November 3, 1997, or the date on which state insurance authorities approve applicable contract modifications, Nationwide will deduct an actuarial risk fee equal to an annualized rate of 1.30% of the daily net assets of the variable account (see "Expenses of the Variable Account for Contracts Issued On or After November 3, 1997").

(5) Nationwide may assess a contract exchange fee upon exchange of the contract for another Nationwide contract (see "Contract Exchange Fee").

(6) Nationwide may assess a school district processing fee to reimburse it for charges assessed to Nationwide by individual school districts for the processing of employee payroll deductions (see "School District Processing Fee").

MAXIMUM LOAN PROCESSING FEE..................$25

Nationwide may assess a loan processing fee at the time each new loan is processed. Currently, Nationwide does not assess a loan processing fee. Loans are only available for contracts issued as Qualified Contracts and Tax Sheltered Annuities. Loans are not available in all states. In addition, some states may not permit Nationwide to assess a loan processing fee (see "Loan Privilege").

                     UNDERLYING MUTUAL FUND ANNUAL EXPENSES

             (AS A PERCENTAGE OF UNDERLYING MUTUAL FUND NET ASSETS,
                        AFTER REIMBURSEMENTS AND WAIVERS)

                                                                Management          Other       12b-1        Total Mutual
                                                                   Fees           Expenses       Fees       Fund Expenses
AIM Variable Insurance Funds, Inc. - AIM V.I. Capital              0.61%            0.24%        0.00%          0.85%
Appreciation Fund: Series I

AIM Variable Insurance Funds, Inc. - AIM V.I. International        0.73%            0.32%        0.00%          1.05%
Growth Fund: Series I

American Century Variable Portfolios, Inc. - American Century      0.90%            0.00%        0.00%          0.90%
VP Balanced Fund: Class I

American Century Variable Portfolios, Inc. - American Century      1.00%            0.00%        0.00%          1.00%
VP Capital Appreciation Fund: Class I

American Century Variable Portfolios, Inc. - American Century      0.70%            0.00%        0.00%          0.70%
VP Income & Growth Fund: Class I

The Dreyfus Socially Responsible Growth Fund, Inc.                 0.75%            0.03%        0.00%          0.78%

Dreyfus Stock Index Fund, Inc.                                     0.25%            0.01%        0.00%          0.26%

Dreyfus Variable Investment Fund  - Appreciation Portfolio         0.75%            0.03%        0.00%          0.78%

Dreyfus Variable Investment Fund - Quality Bond Portfolio          0.65%            0.10%        0.00%          0.75%

Dreyfus Variable Investment Fund - Small Cap Portfolio             0.75%            0.04%        0.00%          0.79%

Fidelity VIP Equity-Income Portfolio: Initial Class                0.48%            0.10%        0.00%          0.58%

Fidelity VIP High Income Portfolio: Initial Class                  0.58%            0.13%        0.00%          0.71%

Franklin Templeton Variable Insurance Products Trust -             0.67%            0.20%        0.00%          0.87%
Templeton Foreign Securities Fund: Class I

GVIT Federated GVIT High Income Bond Fund: Class I                 0.75%            0.28%        0.00%          1.03%

GVIT Gartmore GVIT Government Bond Fund: Class I                   0.50%            0.25%        0.00%          0.75%

GVIT Gartmore GVIT Money Market Fund: Class I                      0.38%            0.25%        0.00%          0.63%

GVIT Gartmore GVIT Total Return Fund: Class I                      0.59%            0.25%        0.00%          0.84%

Janus Aspen Series - International Growth Portfolio: Service       0.65%            0.06%        0.25%          0.96%
Shares

Neuberger Berman AMT Balanced Portfolio                            0.85%            0.22%        0.00%          1.07%

Strong Opportunity Fund II, Inc.                                   0.75%            0.35%        0.00%          1.10%

The expenses shown above are deducted by the underlying mutual fund before it provides Nationwide with the daily net asset value. Nationwide then deducts applicable variable account charges from the net asset value in calculating the unit value of the corresponding sub-account. The management fees and other expenses are more fully described in the prospectus for each underlying mutual fund. Information relating to the underlying mutual funds was provided by the underlying mutual funds and not independently verified by Nationwide.

                     UNDERLYING MUTUAL FUND ANNUAL EXPENSES

             (AS A PERCENTAGE OF UNDERLYING MUTUAL FUND NET ASSETS,
                       BEFORE REIMBURSEMENTS AND WAIVERS)

Some underlying mutual funds are subject to fee waivers and expense reimbursements. The following chart shows what the expenses would have been for such funds without fee waivers and expense reimbursements.

                                                              Management         Other        12b-1        Total Mutual
                                                                 Fees          Expenses        Fees        Fund Expenses
Strong Opportunity Fund II, Inc.                                 0.75             0.65         0.00            1.40

Some underlying mutual funds assess (or reserve the right to assess) a short-term trading fee in connection with transfers from an underlying mutual fund sub-account that occur within 60 days after the date of allocation to that sub-account. Currently, none of the underlying mutual funds assess a short-term trading fee.

EXAMPLE

The following chart shows the expenses (in dollars) that would be incurred under this contract assuming a $1,000 investment, 5% annual return, and no change in expenses. The underlying mutual fund expense information is for the period ended December 31, 2001 and reflects any reimbursements and/or waivers in effect at that time. If the underlying mutual fund expenses did not reflect the reimbursements and/or waivers, the expenses contained in the table below would be higher.

These dollar figures are illustrative only and should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown below.

The example reflects expenses of both the variable account and the underlying mutual funds. The example reflects the 7 year CDSC schedule and maximum variable account charges of 1.30%, as well as the contract maintenance charge, expressed as a percentage of average account value. Since the average contract value is greater than $1,000, the expense effect of the contract maintenance charge is reduced accordingly. Deductions for premium taxes are not reflected but may apply.

                                If you surrender your contract     If you do not surrender your    If you annuitize your contract at
                                 at the end of the applicable       contract at the end of the      the end of the applicable time
                                         time period                  applicable time period                    period
                               1 Yr.  3 Yrs.   5 Yrs.  10 Yrs.   1 Yr.   3 Yrs   5 Yrs.  10 Yrs.    1 Yr.   3 Yrs.   5 Yrs.  10 Yrs.
AIM Variable Insurance          94      120     155      274      24      75      128      274       *       75        128      274
Funds, Inc. - AIM V.I.
Capital Appreciation Fund:
Series I

AIM Variable Insurance          96      126     166      294      26      81      139      294       *       81        139      294
Funds, Inc. - AIM V.I.
International Growth Fund:
Series I

American Century Variable       95      122     158      279      25      77      131      279       *       77        131      279
Portfolios, Inc. - American
Century VP Balanced Fund:
Class I

American Century Variable       96      125     163      289      26      80      136      289       *       80        136      289
Portfolios, Inc. - American
Century VP Capital
Appreciation Fund: Class I

American Century Variable       93      115     147      258      23      70      120      258       *       70        120      258
Portfolios, Inc. - American
Century VP Income & Growth
Fund: Class I

The Dreyfus Socially            94      118     152      266      24      73      125      266       *       73        125      266
Responsible Growth Fund, Inc.

Dreyfus Stock Index Fund,       88      101     124      210      18      56       97      210       *       56        97       210
Inc.

Dreyfus Variable Investment     94      118     152      266      24      73      125      266       *       73        125      266
Fund  - Appreciation
Portfolio

Dreyfus Variable Investment     93      117     150      263      23      72      123      263       *       72        123      263
Fund - Quality Bond Portfolio

                                If you surrender your contract     If you do not surrender your    If you annuitize your contract at
                                 at the end of the applicable       contract at the end of the      the end of the applicable time
                                         time period                  applicable time period                    period
                               1 Yr.  3 Yrs.   5 Yrs.  10 Yrs.   1 Yr.   3 Yrs   5 Yrs.  10 Yrs.    1 Yr.   3 Yrs.   5 Yrs.  10 Yrs.
Dreyfus Variable Investment     94      118     152      267      24      73      125      267       *       73        125      267
Fund - Small Cap Portfolio

Fidelity VIP Equity-Income      92      111     141      245      22      66      114      245       *       66        114      245
Portfolio: Initial Class

Fidelity VIP High Income        93      116     148      259      23      71      121      259       *       71        121      259
Portfolio: Initial Class

Franklin Templeton Variable     95      121     156      276      25      76      129      276       *       76        129      276
Insurance Products Trust -
Templeton Foreign Securities
Fund: Class I

GVIT Federated GVIT High        96      126     165      292      26      81      138      292       *       81        138      292
Income Bond Fund: Class I

GVIT Gartmore GVIT              93      117     150      263      23      72      123      263       *       72        123      263
Government Bond Fund: Class I

GVIT Gartmore GVIT Money        92      113     144      250      22      68      117      250       *       68        117      250
Market Fund: Class I

GVIT Gartmore GVIT Total        94      120     155      273      24      75      128      273       *       75        128      273
Return Fund: Class I

Janus Aspen Series -            96      123     161      285      26      78      134      285       *       78        134      285
International Growth
Portfolio: Service Shares

Neuberger Berman AMT            97      127     167      297      27      82      140      297       *       82        140      297
Balanced Portfolio

Strong Opportunity Fund II,     97      128     168      308      27      83      141      300       *       83        141      300
Inc.

*The contracts sold under this prospectus do not permit annuitization during the first two contract years.

SYNOPSIS OF THE CONTRACTS

The contracts described in this prospectus are flexible purchase payment contracts. The contracts may be issued as either individual or group contracts. In those states where contracts are issued as group contracts, references throughout this prospectus to "contract(s)" will also mean "certificate(s)" and references to "contract owner" will mean "participant" unless otherwise indicated in the plan.

The contracts can be categorized as:

         -        Individual Retirement Annuities (IRAs);

         -        Non-Qualified Contracts;

         -        Qualified Plans;

         -        Roth IRAs;

         -        Simplified Employee Pension IRAs (SEP IRAs); or

         -        Tax Sheltered Annuities.

For more detailed information with regard to the differences in contract types, please see "Types of Contracts" later in this prospectus.

MINIMUM INITIAL AND SUBSEQUENT PURCHASE PAYMENTS

                                                                    MINIMUM
     CONTRACT                          MINIMUM INITIAL             SUBSEQUENT
       TYPE                            PURCHASE PAYMENT             PAYMENTS
IRA                                         $    0                    $ 0
Non-Qualified                               $1,500                    $10
Qualified                                   $    0                    $ 0
Roth IRA                                    $    0                    $ 0
SEP IRA                                     $    0                    $ 0
Tax Sheltered                               $    0                    $ 0
Annuity

CHARGES AND EXPENSES

For contracts issued before November 3, 1997 or in states which have not approved applicable contract modifications, Nationwide will deduct:

         a) a mortality and expense risk charge equal to an annualized rate of 1.25% of the daily net assets of the variable account; and

         b) an administration charge equal to an annualized rate of 0.05% of the daily net assets of the variable account.

See "Expenses of the Variable Account for Contracts Issued Before November 3, 1997."

For contracts issued on or after the later of November 3, 1997 or the date state insurance authorities approve corresponding contract modifications, Nationwide will deduct an actuarial risk fee equal to an annualized rate of 1.30% of the daily net assets of the variable account for actuarial risks assumed by Nationwide (see "Expenses of the Variable Account for Contracts Issued On or After November 3, 1997").

A maximum annual contract maintenance charge of $30 is assessed against each contract on the contract anniversary. This charge reimburses Nationwide for administrative expenses related to contract issuance and maintenance (see "Contract Maintenance Charge"). Nationwide will waive the contract maintenance charge for:

         (1) Tax Sheltered Annuities issued on or after the later of May 1, 1997, or the date state insurance authorities in states having a Unified Billing Authority approve corresponding contract modifications; or

         (2) contracts issued to fund Qualified Plans (as defined by Section 401(k) of the Internal Revenue Code) on or after the later of November 3, 1997, or the date on which state insurance authorities approve applicable contract modifications.

Nationwide does not deduct a sales charge from purchase payments upon deposit into the contract. However, Nationwide may deduct a CDSC if any amount is withdrawn from the contract. This CDSC reimburses Nationwide for sales expenses. The amount of the CDSC will not exceed 7% of purchase payments surrendered.

ANNUITY PAYMENTS

Annuity payments begin on the annuitization date. Annuity payments will be based on the annuity payment option elected prior to annuitization (see "Annuity Payment Options").

TAXATION

How the contracts are taxed depends on the type of contract issued and the purpose for which the contract is purchased. Nationwide will charge against the contract any premium taxes levied by any governmental authority (see "Federal Tax Considerations" and "Premium Taxes").

TEN DAY FREE LOOK

Contract owners may return the contract for any reason within ten days of receipt and Nationwide will refund the contract value or the amount required by law (see "Right to Revoke").

FINANCIAL STATEMENTS

Financial statements for the variable account and Nationwide are located in the Statement of Additional Information. A current Statement of Additional Information may be obtained without charge by contacting Nationwide's home office at the telephone number listed on page 2 of this prospectus.

CONDENSED FINANCIAL INFORMATION

The value of an accumulation unit is determined on the basis of changes in the per share value of the underlying mutual funds and variable account charges which may vary from contract to contract (for more information on the calculation of accumulation unit values, see "Determining Variable Account Value
- Valuing an Accumulation Unit"). Please refer to Appendix B for information regarding each class of accumulation units.

NATIONWIDE LIFE INSURANCE COMPANY

Nationwide is a stock life insurance company organized under Ohio law in March, 1929. Nationwide is a member of the Nationwide group of companies with its home office at One Nationwide Plaza, Columbus, Ohio 43215. Nationwide is a provider of life insurance, annuities and retirement products. It is admitted to do business in all states, the District of Columbia and Puerto Rico.

SECURITY DISTRIBUTORS, INC.

The contracts are distributed by the general distributor, Security Distributors, Inc. ("SDI"), One Security Benefit Place, Topeka, Kansas 66636-0001. SDI is registered as a broker/dealer with the NASD and is a wholly-owned subsidiary of Security Benefit Group, Inc., a financial services holding company wholly owned by Security Benefit Life Insurance Company.

TYPES OF CONTRACTS

The contracts described in this prospectus are classified according to the tax treatment to which they are subject under the Internal Revenue Code. The following is general description of the various types of contracts. Eligibility requirements, tax benefits (if any), limitations, and other features of these contracts will differ depending on the type of contract.

IRAS

Individual Retirement Annuities (IRAs) are contracts that satisfy the following requirements:

-        the contract is not transferable by the owner;

-        the premiums are not fixed;

- the annual premium cannot exceed $3,000 (although rollovers of greater amounts from qualified plans, tax-sheltered annuities and other IRAs can be received);

- certain minimum distribution requirements must be satisfied after the owner attains the age of 70-1/2;

-        the entire interest of the owner in the contract is nonforfeitable; and

- after the death of the owner, additional distribution requirements may be imposed to ensure distribution of the entire balance in the contract within the statutory period of time.

Depending on the circumstance of the owner, all or a portion of the contributions made to the account may be deducted for federal income tax purposes.

Failure to make the mandatory distributions can result in an additional penalty tax of 50% of the excess of the amount required to be distributed over the amount that was actually distributed.

IRAs may receive rollover contributions from Individual Retirement Accounts, other Individual Retirement Annuities, Tax Sheltered Annuities, certain 457 governmental plans and qualified retirement plans (including 401(k) plans).

For further details regarding IRAs, please refer to the disclosure statement that should have been received when the IRA was established.

NON-QUALIFIED CONTRACT

A Non-Qualified Contract is a contract that does not qualify for certain tax benefits under the Internal Revenue Code, and which is not an IRA, a Roth IRA, a SEP IRA or Tax Sheltered Annuity.

Upon the death of the owner of a Non-Qualified Contract, mandatory distribution requirements are imposed to ensure distribution of the entire balance in the contract within a required period.

Non-Qualified Contracts that are owned by natural persons can defer the incidence of taxation on the income earned in the contract until it is distributed or deemed to be distributed.

QUALIFIED PLANS

Contracts that are owned by Qualified Plans are not intended to confer tax benefits on the beneficiaries of the plan; they are used as investment vehicles for the plan. The income tax consequences to the beneficiary of a Qualified Plan are controlled by the operation of the plan, not by operation of the assets in which the plan invests.

Beneficiaries of Qualified Plans should contact their employer and/or trustee of the plan to obtain and review the plan, trust, summary plan description and other documents for the tax and other consequences of being a participant in a qualified plan.

ROTH IRAS

Roth IRA contracts are contracts that satisfy the following requirements:

-        the contract is not transferable by the owner;

-        the premiums are not fixed;

- the annual premium cannot exceed $3,000 (although rollovers of greater amounts from other Roth IRAs and IRAs can be received);

-        the entire interest of the owner in the contract is nonforfeitable; and

- after the death of the owner, certain distribution requirements may be imposed to ensure distribution of the entire balance in the contract within the statutory period of time.

A Roth IRA can receive a rollover from a IRA; however, the amount rolled over from the IRA to the Roth IRA is required to be included in the owner's federal gross income at the time of the rollover, and will be subject to federal income tax.

There are income limitations on eligibility to participate in a Roth IRA and additional income limitations for eligibility to roll over amounts from an IRA to a Roth IRA. For further details regarding Roth IRAs, please refer to the disclosure statement provided when the Roth IRA was established.

SEP IRAS

A SEP IRA is a written plan established by an employer for the benefit of employees which permits the employer to make contributions to an IRA established for the benefit of each employee.

An employee may make deductible contributions to a SEP IRA in the same way, and with the same restrictions and limitations, as an IRA. In addition, the employer may make contributions to the SEP IRA, subject to dollar and percentage limitations imposed by both the Internal Revenue Code and the written plan.

A SEP IRA plan established by an employer must satisfy:

-        minimum participation rules;

-        top-heavy contribution rules;

-        nondiscriminatory allocation rules; and

-        requirements regarding a written allocation formula.

In addition, the plan cannot restrict withdrawals of non-elective contributions, and must restrict withdrawals of elective contributions before March 15th of the following year.

TAX SHELTERED ANNUITIES

Certain tax-exempt organizations (described in section 501(c)(3) of the Internal Revenue Code) and public school systems may establish a plan under which annuity contracts can be purchased for their employees. These annuity contracts are often referred to as Tax Sheltered Annuities.

Purchase payments made to Tax Sheltered Annuities are excludible from the income of the employee, up to statutory maximum amounts. These amounts should be set forth in the plan adopted by the employer.

Tax Sheltered Annuities may receive rollover contributions from Individual Retirement Accounts, Individual Retirement Annuities, other Tax Sheltered Annuities, certain 457 governmental plans, and qualified retirement plans (including 401(k) plans).

The owner's interest in the contract is nonforfeitable (except for failure to pay premiums) and cannot be transferred. Certain minimum distribution requirements must be satisfied after the owner attains the age of 70-1/2, and after the death of the owner, additional distribution requirements may be imposed to ensure distribution of the entire balance in the contract within the statutory period of time.

INVESTING IN THE CONTRACT

THE VARIABLE ACCOUNT AND UNDERLYING MUTUAL FUNDS

Nationwide Multi-Flex Variable Account is a variable account that invests in the underlying mutual funds listed in Appendix A. Nationwide established the variable account on October 7, 1981, pursuant to Ohio law. Although the variable account is registered with the SEC as a unit investment trust pursuant to the Investment Company Act of 1940 ("1940 Act"), the SEC does not supervise the management of Nationwide or the variable account.

Income, gains, and losses credited to, or charged against, the variable account reflect the variable account's own investment experience and not the investment experience of Nationwide's other assets. The variable account's assets are held separately from Nationwide's assets and are not chargeable with liabilities incurred in any other business of Nationwide. Nationwide is obligated to pay all amounts promised to contract owners under the contracts.

The variable account is divided into sub-accounts, each corresponding to a single underlying mutual fund. Nationwide uses the assets of each sub-account to buy shares of the underlying mutual funds based on contract owner instructions. There are two sub-accounts for each underlying mutual fund. One sub-account contains shares attributable to accumulation units under Non-Qualified Contracts. The other sub-account contains shares attributable to accumulation units under IRAs, Roth IRAs, SEP IRAs, Tax Sheltered Annuities and Qualified Contracts.

Each underlying mutual fund's prospectus contains more detailed information about that fund. Prospectuses for the underlying mutual funds should be read in conjunction with this prospectus.

Underlying mutual funds in the variable account are NOT publicly traded mutual funds. They are only available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies, or in some cases, through participation in certain qualified pension or retirement plans.

The investment advisers of the underlying mutual funds may manage publicly traded mutual funds with similar names and investment objectives. However, the underlying mutual funds are NOT directly related to any publicly traded mutual fund. Contract owners should not compare the performance of a publicly traded fund with the performance of underlying mutual funds participating in the variable account. The performance of the underlying mutual funds could differ substantially from that of any publicly traded funds.

Voting Rights

Contract owners who have allocated assets to the underlying mutual funds are entitled to certain voting rights. Nationwide will vote contract owner shares at special shareholder meetings based on contract owner instructions. However, if the law changes and Nationwide is allowed to vote in its own right, it may elect to do so.

Contract owners with voting interests in an underlying mutual fund will be notified of issues requiring the shareholders' vote as soon as possible before the shareholder meeting. Notification will contain proxy materials and a form with which to give Nationwide voting instructions. Nationwide will vote shares for which no instructions are received in the same proportion as those that are received.

The number of shares which a contract owner may vote is determined by dividing the cash value of the amount they have allocated to an underlying mutual fund by the net asset value of that underlying mutual fund. Nationwide will designate a date for this determination not more than 90 days before the shareholder meeting.

Material Conflicts

The underlying mutual funds may be offered through separate accounts of other insurance companies, as well as through other separate accounts of Nationwide. Nationwide does not anticipate any disadvantages to this. However, it is possible that a conflict may arise between the interests of the variable account and one or more of the other separate accounts in which these underlying mutual funds participate.

Material conflicts may occur due to a change in law affecting the operations of variable life insurance policies and variable annuity contracts, or differences in the voting instructions of the contract owners and those of other companies. If a material conflict occurs, Nationwide will take whatever steps are necessary to protect contract owners and variable annuity payees, including withdrawal of the variable account from participation in the underlying mutual fund(s) involved in the conflict.

Substitution of Securities

Nationwide may substitute, eliminate, or combine shares of another underlying mutual fund for shares already purchased or to be purchased in the future if either of the following occurs:

1) shares of a current underlying mutual fund are no longer available for investment; or

2)       further investment in an underlying mutual fund is inappropriate.

No substitution, elimination, or combination of shares may take place without the prior approval of the SEC.

THE FIXED ACCOUNT

The fixed account is an investment option that is funded by assets of Nationwide's general account. The general account contains all of Nationwide's assets other than those in this and other Nationwide separate accounts. The general account is used to support Nationwide's annuity and insurance obligations and may contain compensation for mortality and expense risks.

The general account is not subject to the same laws as the variable account and the SEC has not reviewed material in this prospectus relating to the fixed account. However, information relating to the fixed account is subject to federal securities laws relating to accuracy and completeness of prospectus disclosure.

Purchase payments will be allocated to the fixed account by election of the contract owner.

The investment income earned by the fixed account will be allocated to the contracts at varying guaranteed interest rate(s) depending on the following categories of fixed account allocations:

- New Money Rate - The rate credited on the fixed account allocation when the contract is purchased or when subsequent purchase payments are made. Subsequent purchase payments may receive different New Money Rates than the rate when the contract was issued, since the New Money Rate is subject to change based on market conditions.

- Variable Account to Fixed Rate - Allocations transferred from any of the underlying mutual funds in the variable account to the fixed account may receive a different rate. The rate may be lower than the New Money Rate. There may be limits on the amount and frequency of movements from the variable account to the fixed account.

- Renewal Rate - The rate available for maturing fixed account allocations that are entering a new guarantee period. The contract owner will be notified of this rate in a letter issued with the quarterly statements when any of the money in the contract owner's fixed account matures. At that time, the contract owner will have an opportunity to leave the money in the fixed account and receive the

         Renewal Rate or the contract owner can move the money to any of the underlying mutual fund options.

- Dollar Cost Averaging - From time to time, Nationwide may offer a more favorable rate for an initial purchase payment into a new contract when used in conjunction with a dollar cost averaging program.

All of these rates are subject to change on a daily basis; however, once applied to the fixed account, the interest rates are guaranteed until the end of the calendar quarter during which the 12 month anniversary of the fixed account allocation occurs.

Credited interest rates are annualized rates - the effective yield of interest over a one-year period. Interest is credited to each contract on a daily basis. As a result, the credited interest rate is compounded daily to achieve the stated effective yield.

The guaranteed rate for any purchase payment will be effective for not less than twelve months. Nationwide guarantees that the rate will not be less than 3.0% per year through the life on an individual's contract.

Any interest in excess of 3.0% will be credited to fixed account allocations at Nationwide's sole discretion. The contract owner assumes the risk that interest credited to fixed account allocations may not exceed the minimum guarantee of 3.0% for any given year.

Nationwide guarantees that the fixed account contract value will not be less than the amount of the purchase payments allocated to the fixed account, plus interest credited as described above, less any applicable charges including CDSC.

CHARGES AND DEDUCTIONS

CONTRACT MAINTENANCE CHARGE

On each contract anniversary (and on the date of surrender upon full surrender of the contract), Nationwide will deduct a contract maintenance charge of $30 to reimburse it for administrative expenses relating to the issuance and maintenance of the contract.

For Tax Sheltered Annuities issued on or after the later of May 1, 1997, or the date on which state insurance authorities approve applicable contract modifications, Nationwide will waive the contract maintenance charge for contracts issued in states that use a unified billing authority program (or any similar program) to process purchase payments.

Nationwide will also waive the contract maintenance charge for Qualified Plans (as defined by Section 401(k) of the Internal Revenue Code) issued on or after the later of November 3, 1997, or the date state insurance authorities approve applicable contract modifications.

The deduction of the contract maintenance charge will be taken proportionately from each sub-account and the fixed account based on the value in each option as compared to the total contract value.

Nationwide will not increase the contract maintenance charge. Nationwide will not reduce or eliminate the contract maintenance charge where it would be discriminatory or unlawful.

CONTINGENT DEFERRED SALES CHARGE

No sales charge deduction is made from the purchase payments when amounts are deposited into the contracts. However, if any part of the contract is surrendered, Nationwide will deduct a CDSC. The CDSC will not exceed 7% of the purchase payments surrendered.

The CDSC is calculated by multiplying the applicable CDSC percentage (noted below) by the amount of purchase payments surrendered.

For purposes of calculating the CDSC, surrenders are considered to come first from the oldest purchase payment made to the contract, then the next oldest purchase payment, and so forth. Earnings are not subject to the CDSC, but may not be distributed prior to the distribution of all purchase payments. (For tax purposes, a surrender is usually treated as a withdrawal of earnings first.)

The CDSC applies as follows:

 Number of Completed Years from                                       CDSC
    Date of Purchase Payment                                       Percentage
                0                                                      7%
                1                                                      6%
                2                                                      5%
                3                                                      4%
                4                                                      3%
                5                                                      2%
                6                                                      1%
                7                                                      0%

The CDSC is used to cover sales expenses, including commissions (maximum of 9.2% of purchase payments), production of sales material, and other promotional expenses. If expenses are greater than the CDSC, the shortfall will be made up from Nationwide's general account, which may indirectly include portions of the contract maintenance charge and the Mortality and Expense Risk Charge or, if applicable, the Actuarial Risk Fee, since Nationwide may generate a profit from these charges.

Contract owners taking withdrawals before age 59-1/2 may be subject to a 10% tax penalty. In addition, all or a portion of the withdrawal may be subject to federal income taxes (see "Non-Qualified Contracts - Natural Persons as Contract Owners").

Waiver of Contingent Deferred Sales Charge

Beginning with the second contract year, the contract owner may withdraw without a CDSC the greater of:

         (a)      10% of each purchase payment; or

         (b) any amount withdrawn to meet minimum distribution requirements under the Internal Revenue Code.

This CDSC-free privilege is non-cumulative. Free amounts not taken during any given contract year cannot be taken as free amounts in a subsequent contract year.

In addition, no CDSC will be deducted:

         (1) upon the annuitization of contracts which have been in force for at least two years;

         (2)      upon payment of a death benefit; or

         (3) from any values which have been held under a contract for at least 7 years.

For Tax Sheltered Annuities, Qualified Contracts and SEP IRAs, Nationwide will waive the CDSC when:

         - the plan participant has participated in the contract for 10 years of active deferrals;

         -        the plan participant dies;

         - the plan participant experiences a hardship (as provided in Internal Revenue Code Section 403(b) and as defined by Internal Revenue Code Section 401(k)), provided that any hardship surrender may not include any income from salary reduction contributions;

         - the plan participant annuitizes after completing 2 years in the contract;

         - the plan participant separates from service (as defined in Internal Revenue Code Section 401(k)(2)(B)) and has participated in the contract for 5 years; or

         - the plan participant becomes disabled (within the meaning of Internal Revenue Code Section 72(m)(7)).

No CDSC applies to transfers among sub-accounts or between or among the fixed account and/or the variable account.

The CDSC will not be eliminated if to do so would be unfairly discriminatory or prohibited by state law.

VARIABLE ACCOUNT CHARGES FOR CONTRACTS ISSUED BEFORE NOVEMBER 3, 1997 (OR BEFORE THE DATE STATE INSURANCE AUTHORITIES APPROVE APPLICABLE CONTRACT MODIFICATIONS)

Mortality and Expense Risk Charges

Nationwide deducts a Mortality and Expense Risk Charge from the variable account. This amount is computed on a daily basis and is equal to an annual rate of 1.25% of the daily net assets of the variable account.

The Mortality Risk Charge (0.80%) compensates Nationwide for guaranteeing the annuity rate of the contracts. This guarantee ensures that the annuity rates will not change regardless of the death rates of annuity payees or the general population.

The Expense Risk Charge (0.45%) compensates Nationwide for guaranteeing that administration charges will not increase regardless of actual expenses.

If the Mortality and Expense Risk Charge is insufficient to cover actual expenses, the loss is borne by Nationwide.

Administration Charge

Nationwide deducts an Administration Charge from the variable account. This amount is computed on a daily basis and is equal to an annual rate of 0.05% of the daily net assets of the variable account.

The Administration Charge compensates Nationwide for administrative expenses.

If this charge is insufficient to cover actual expenses, the loss is borne by Nationwide.

VARIABLE ACCOUNT CHARGES FOR CONTRACTS ISSUED ON OR AFTER NOVEMBER 3, 1997 (OR THE DATE ON WHICH STATE INSURANCE AUTHORITIES APPROVE APPLICABLE CONTRACT MODIFICATIONS)

Actuarial Risk Fee

Nationwide deducts an Actuarial Risk Fee from the variable account. This amount is computed on a daily basis and is equal to an annual rate of 1.30% of the daily net assets of the variable account.

The Actuarial Risk Fee compensates Nationwide for actuarial risks, including administration expenses relating to contract issuance and maintenance, and mortality risk expenses.

SCHOOL DISTRICT PROCESSING FEE

For contracts issued on or after the later of November 3, 1997 or the date state insurance authorities approve applicable contract modifications, Nationwide may charge against the contract any charges assessed to

Nationwide by individual school districts for the processing of employee payroll deductions.

This charge will not exceed the greater of $30 or 0.40% of the contract value. This charge will never exceed the exact amount billed to Nationwide by school districts for this service.

Nationwide will deduct these charges from the contract:

         (1)      at the time the contract is surrendered;

         (2)      annually;

         (3)      at annuitization; or

         (4)      on any other date Nationwide becomes subject to these charges.

Nationwide will determine the method that will be used to recoup these expenses. It will be at Nationwide's sole discretion and may be changed without notice to contract owners.

CONTRACT EXCHANGE FEE

If a contract owner chooses to exchange the contract for another Nationwide contract (or a contract of any of its affiliates), Nationwide will make a determination as to the eligibility of such an exchange. In making the determination, Nationwide will apply its rules and regulations, which may include assessing a reasonable processing fee for the exchange. This fee will never exceed $40. The contract exchange fee will be in addition to any contract maintenance charge that may be applicable.

PREMIUM TAXES

Nationwide will charge against the contract value any premium taxes levied by a state or other government entity. Premium tax rates currently range from 0% to 5.0%. This range is subject to change. The method used to assess premium tax will be determined by Nationwide at its sole discretion in compliance with state law.

If applicable, Nationwide will deduct premium taxes from the contract either at:

         (1)      the time the contract is surrendered;

         (2)      annuitization; or

         (3) such earlier date as Nationwide becomes subject to premium taxes.

Premium taxes may be deducted from death benefit proceeds.

SHORT-TERM TRADING FEES

Some underlying mutual funds may assess (or reserve the right to assess) a short-term trading fee in connection with transfers from a sub-account that occur within 60 days after the date of allocation to the sub-account.

Short-term trading fees are intended to compensate the underlying mutual fund (and contract owners with interests allocated in the underlying mutual fund) for the negative impact on fund performance that may result from frequent, short-term trading strategies. Short-term trading fees are not intended to affect the large majority of contract owners not engaged in such strategies.

Any short-term trading fee assessed by any underlying mutual fund available in conjunction with the contracts described in this prospectus will equal 1% of the amount determined to be engaged in short-term trading. Short-term trading fees will only apply to those sub-accounts corresponding to underlying mutual funds that charge such fees (see the underlying mutual fund prospectus). Any short-term trading fees paid are retained by the underlying mutual fund, not by Nationwide, and are part of the underlying mutual fund's assets. Contract owners are responsible for monitoring the length of time allocations are held in any particular underlying mutual fund. Nationwide will not provide advance notice of the assessment of any applicable short-term trading fee.

Currently, none of the underlying mutual funds offered as investment options under the contract assess a short-term trading fee.

If a short-term trading fee is assessed, the underlying mutual fund will charge the variable account 1% of the amount determined to be engaged in short-term trading. The variable account will then pass the short-term trading fee on to the specific contract owner that engaged in short-term trading by deducting an amount equal to the short-term trading fee from that contract owner's sub-account value. All such fees will be remitted to the underlying mutual fund; none of the fee proceeds will be retained by Nationwide or the variable account.

When multiple purchase payments (or exchanges) are made to a sub-account that is subject to short-term trading fees, transfers will be considered to be made on a first in/first out (FIFO) basis for purposes of determining short-term trading fees. In other words, units held the longest will be treated as being transferred first, and units held for the shortest time will be treated as being transferred last.

Some transactions are not subject to the short-term trading fees. Transactions that are not subject to short-term trading fees include:

         - scheduled and systematic transfers, such as Dollar Cost Averaging, Asset Rebalancing, and Systematic Withdrawals;

         -        contract loans or surrenders, including CDSC-free withdrawals;
                  or

         -        transfers made upon annuitization of the contract.

New share classes of certain currently available underlying mutual funds may be added as investment options under the contracts. These new share classes may require the assessment of short-term trading or redemption fees. When these new share classes are added, new purchase payment allocations and exchange reallocations to the underlying mutual funds in question may be limited to the new share class.

CONTRACT OWNERSHIP

The contract owner has all rights under the contract. Purchasers who name someone other than themselves as the contract owner will have no rights under the contract.

Contract owners of Non-Qualified Contracts may name a new contract owner at any time before the annuitization date. Any change of contract owner automatically revokes any prior contract owner designation. Changes in contract ownership may result in federal income taxation and may be subject to state and federal gift taxes.

A change in contract ownership must be submitted in writing and recorded at Nationwide's home office. Once recorded, the change will be effective as of the date signed. However, the change will not affect any payments made or actions taken by Nationwide before it was recorded.

The contract owner may also request a change in the annuitant, contingent annuitant, contingent owner, beneficiary, or contingent beneficiary before the annuitization date. These changes must be:

         -        on a Nationwide form;

         -        signed by the contract owner; and

         - received at Nationwide's home office before the annuitization date.

Nationwide must review and approve any change requests. If the contract owner is not a natural person and there is a change of the annuitant, distributions will be made as if the contract owner died at the time of the change.

On the annuitization date, the annuitant will become the contract owner.

CONTINGENT OWNERSHIP

The contingent owner is entitled to certain benefits under the contract if a contract owner who is NOT the annuitant dies before the annuitization date.

The contract owner may name or change a contingent owner at any time before the annuitization date. To change the contingent owner, a written request must be submitted to Nationwide. Once Nationwide has recorded the change, it will be effective as of the date it was signed, whether or not the contract owner was living at the time it was recorded. The change will not affect any action taken by Nationwide before the change was recorded.

ANNUITANT

The annuitant is the person who will receive annuity payments and upon whose continuation of life any annuity payment involving life contingencies depends. This person must be age 78 or younger at the time of contract issuance, unless Nationwide approves a request for an annuitant of greater age. The annuitant may be changed before the annuitization date with Nationwide's consent.

BENEFICIARY AND CONTINGENT BENEFICIARY

The beneficiary is the person who is entitled to the death benefit if the annuitant dies before the annuitization date. The contract owner can name more than one beneficiary. Multiple beneficiaries will share the death benefit equally, unless otherwise specified.

The contract owner may change the beneficiary or contingent beneficiary during the annuitant's lifetime by submitting a written request to Nationwide. Once recorded, the change will be effective as of the date the request was signed, whether or not the annuitant was living at the time it was recorded. The change will not affect any action taken by Nationwide before the change was recorded.

OPERATION OF THE CONTRACT

MINIMUM INITIAL AND SUBSEQUENT PURCHASE PAYMENTS

                                                                    MINIMUM
     CONTRACT                    MINIMUM INITIAL                   SUBSEQUENT
       TYPE                      PURCHASE PAYMENT                   PAYMENTS
IRA                                   $    0                          $ 0
Non-Qualified                         $1,500                          $10
Qualified                             $    0                          $ 0
Roth IRA                              $    0                          $ 0
SEP IRA                               $    0                          $ 0
Tax Sheltered                         $    0                          $ 0
Annuity

PRICING

Initial purchase payments allocated to sub-accounts will be priced at the accumulation unit value determined no later than 2 business days after receipt of an order to purchase if the application and all necessary information are complete. If the application is not complete,

Nationwide may retain a purchase payment for up to 5 business days while attempting to complete it. If the application is not completed within 5 business days, the prospective purchaser will be informed of the reason for the delay. The purchase payment will be returned unless the prospective purchaser specifically allows Nationwide to hold the purchase payment until the application is completed.

Subsequent purchase payments will be priced based on the next available accumulation unit value after the payment is received. The cumulative total of all purchase payments under contracts issued by Nationwide on the life of any one annuitant cannot exceed $1,000,000 without Nationwide's prior consent.

Purchase payments will not be priced when the New York Stock Exchange is closed or on the following nationally recognized holidays:

-        New Year's Day

-        Martin Luther King, Jr. Day

-        Presidents' Day

-        Good Friday

-        Memorial Day

-        Independence Day

-        Labor Day

-        Thanksgiving

-        Christmas

Nationwide also will not price purchase payments if:

         (1)      trading on the New York Stock Exchange is restricted;

         (2) an emergency exists making disposal or valuation of securities held in the variable account impracticable; or

         (3) the SEC, by order, permits a suspension or postponement for the protection of security holders.

Rules and regulations of the SEC will govern as to when the conditions described in (2) and (3) exist. If Nationwide is closed on days when the New York Stock Exchange is open, contract value may be affected since the contract owner will not have access to their account.

ALLOCATION OF PURCHASE PAYMENTS

Nationwide allocates purchase payments to sub-accounts and/or the fixed account as instructed by the contract owner. Shares of the underlying mutual funds allocated to the sub-accounts are purchased at net asset value, then converted into accumulation units. Contract owners can change allocations or make exchanges among the sub-accounts and the fixed account. However, no change may be made that would result in an amount less than 1% of the purchase payments being allocated to any sub-account. Certain transactions may be subject to conditions imposed by the underlying mutual funds, as well as those set forth in the contract.

DETERMINING THE CONTRACT VALUE

The contract value is the sum of:

         (1) the value of amounts allocated to the sub-accounts of the variable account; and

         (2)      amounts allocated to the fixed account.

If part or all of the contract value is surrendered, or charges are assessed against the contract value, Nationwide will deduct a proportionate amount from each sub-account and the fixed account based on current cash values.

Determining Variable Account Value - Valuing an Accumulation Unit

Purchase payments or transfers allocated to sub-accounts are accounted for in accumulation units. Accumulation unit values (for each sub-account) are determined by calculating the net investment factor for the underlying mutual funds for the current valuation period and multiplying that result with the accumulation unit values determined on the previous valuation period.

Nationwide uses the net investment factor as a way to calculate the investment performance of a sub-account from valuation period to valuation period. For each sub-account, the net investment factor shows the investment performance of the underlying mutual fund in which a particular sub-account invests, including the charges assessed against that sub-account for a valuation period.

The net investment factor for any particular sub-account is determined by dividing (a) by (b), and then subtracting (c) from the result, where:

         (a)      is the sum of:

                  (1) the net asset value of the underlying mutual fund as of the end of the current valuation period; and

                  (2) the per share amount of any dividend or income distributions made by the underlying mutual fund (if the date of the dividend or income distribution occurs during the current valuation period).

         (b) is the net asset value of the underlying mutual fund determined as of the end of the preceding valuation period.

         (c) is a factor representing the daily variable account charges. The factor is equal to an annual rate of 1.30% of the daily net assets of the variable account.

Based on the change in the net investment factor, the value of an accumulation unit may increase or decrease.

Changes in the net investment factor may not be directly proportional to changes in the net asset value of the underlying mutual fund shares because of the deduction of variable account charges.

Though the number of accumulation units will not change as a result of investment experience, the value of an accumulation unit may increase or decrease from valuation period to valuation period.

Determining Fixed Account Value

Nationwide determines the value of the fixed account by:

         (1) adding all amounts allocated to the fixed account, minus amounts previously transferred or withdrawn; and

         (2)      adding any interest earned on the amounts allocated.

TRANSFERS

Transfers from the Fixed Account to the Variable Account

Fixed account allocations may be transferred to the variable account only upon reaching the end of an interest rate guarantee period. Normally, Nationwide will permit 100% of such fixed account allocations to be transferred to the variable account; however Nationwide may, under certain economic conditions and at its discretion, limit the maximum transferable amount. Under no circumstances will the maximum transferable amount be less than 10% of the fixed account allocation reaching the end of an interest rate guarantee period. Transfers of the fixed account allocations must be made within 45 days after reaching the end of an interest rate guarantee period.

Contract owners who use dollar cost averaging may transfer from the fixed account to the variable account under the terms of that program (see "Dollar Cost Averaging").

Transfers to the Fixed Account

Variable account allocations may be transferred to the fixed account at any time. Normally, Nationwide will not restrict transfers from the variable account to the fixed account; however, Nationwide may establish a maximum transfer limit from the variable account to the fixed account. Except as noted below, under no circumstances will the transfer limit be less than 10% of the current value of the variable account, less any transfers made in the 12 months preceding the date the transfer is requested, but not including transfers made prior to the imposition of the transfer limit. However, where permitted by state law, Nationwide reserves the right to refuse transfers or purchase payments to the fixed account when the fixed account value is equal to or greater than 30% of the contract value at the time the purchase payment is made or the transfer is requested.

Transfers Among Sub-Accounts

Allocations may be transferred among the sub-accounts once per valuation period.

Transfers involving sub-accounts may be subject to restrictions or requirements imposed by the underlying mutual fund. Such restrictions or requirements may include the assessment of short-term trading fees in connection with transfers from a sub-account that occur within 60 days following the date of allocation to the sub-account. These short-term trading fees will equal 1% of the amount determined to be engaged in short-term trading and will be deducted from the contract owner's sub-account value. Short-term trading fees will only apply to those sub-accounts corresponding to the underlying mutual funds that explicitly require the assessment of such fees. Refer to the prospectus for the underlying mutual funds for more information.

Additionally, Nationwide reserves the right to refuse or limit transfer requests (or take any other action it deems necessary) in order to protect contract owners, annuitants and beneficiaries from the negative investment results that may result from short-term trading or other harmful investment practices that are employed by some contract owners (or third parties acting on their behalf).

If Nationwide determines that a contract owner (or a third party acting on the contract owner's behalf) is engaging in harmful short-term trading, Nationwide reserves the right to take actions to protect investors, including exercising its right to terminate the ability of specified contract owners to submit transfer requests via telephone, facsimile, or over the internet. If Nationwide exercises this right, affected contract owners would be limited to submitting transfer requests via U.S. mail. Any action taken by Nationwide pursuant to this provision will be preceded by a 30 day written notice to the affected contract owner.

Transfers After Annuitization

After annuitization, transfers may only be made on the anniversary of the annuitization date.

Transfer Requests

Nationwide will accept transfer requests in writing or, over the telephone, or via the internet. Nationwide will use reasonable procedures to confirm that telephone instructions are genuine and will not be liable for following telephone instructions that it reasonably determined to be genuine. Nationwide may withdraw the telephone exchange privilege upon 30 days written notice to contract owners.

After annuitization, transfers may only be made on the anniversary of the annuitization date.

Amounts transferred to the variable account will receive the accumulation unit value next determined after the transfer request is received.

Interest Rate Guarantee Period

The interest rate guarantee period is the period of time that the fixed account interest rate is guaranteed to remain the same. Within 45 days of the end of an interest rate guarantee period, transfers may be made from the fixed account to the variable account. Nationwide will determine the amount that may be transferred and will declare this amount at the end of the guarantee period. This amount will not be less than 10% of the amount in the fixed account that is maturing.

For new purchase payments allocated to the fixed account, or transfers to the fixed account from the variable account, this period begins on the date of deposit or transfer and ends on the one year anniversary of the deposit or transfer. The guaranteed interest rate period may last for up to 3 months beyond the 1 year anniversary because guaranteed terms end on the last day of a calendar quarter.

During an interest rate guarantee period, transfers cannot be made from the fixed account, and amounts transferred to the fixed account must remain on deposit.

RIGHT TO REVOKE

Contract owners have a ten day "free look" to examine the contract. The contract may be returned to Nationwide's home office for any reason within ten days of receipt and Nationwide will refund the contract value or another amount required by law. The refunded contract value will reflect the deduction of any contract charges, unless otherwise required by law. All IRA, SEP IRA and Roth IRA refunds will be a return of purchase payments. State and/or federal law may provide additional free look privileges.

Liability of the variable account under this provision is limited to the contract value in each sub-account on the date of revocation. Any additional amounts refunded to the contract owner will be paid by Nationwide.

SURRENDER (REDEMPTION)

Contract owners may surrender some or all of their contract value before the earlier of the annuitization date or the annuitant's death. Surrender requests must be in writing and Nationwide may require additional information. When taking a full surrender, the contract must accompany the written request. Nationwide may require a signature guarantee.

Nationwide will pay any amounts surrendered from the sub-accounts within 7 days. However, Nationwide may suspend or postpone payment when it is unable to price a purchase payment or transfer.

PARTIAL SURRENDERS (PARTIAL REDEMPTIONS)

Nationwide will surrender accumulation units from the sub-accounts and an amount from the fixed account. The amount withdrawn from each investment option will be in proportion to the value in each option at the time of the surrender request.

A CDSC may apply. The contract owner may direct Nationwide to deduct the CDSC from either:

         (a)      the amount requested; or

         (b) the contract value remaining after the contract owner has received the amount requested.

If the contract owner does not make a specific election, any applicable CDSC will be taken from the contract value remaining after the contract owner has received the amount requested.

FULL SURRENDERS (FULL REDEMPTIONS)

The contract value upon full surrender may be more or less than the total of all purchase payments made to the contract. The contract value will reflect:

-        variable account charges;

-        underlying mutual fund charges;

-        the investment performance of the underlying mutual funds; and

-        amounts allocated to the fixed account and any interest credited.

A CDSC may apply.

Nationwide is required by state law to reserve the right to postpone payment of assets in the fixed account for a period of up to six months from the date of the surrender request.

SURRENDERS UNDER A QUALIFIED PLAN OR TAX SHELTERED ANNUITY

Contract owners of a Qualified Plan or Tax Sheltered Annuity may surrender part or all of their contract value before the earlier of the annuitization date or the annuitant's death, except as provided below:

(A) Contract value attributable to contributions made under a qualified cash or deferred arrangement

      (within the meaning of Internal Revenue Code Section 402(g)(3)(A)), a salary reduction agreement (within the meaning of Internal Revenue Code
      Section 402(g)(3)(C)), or transfers from a Custodial Account (described in Section 403(b)(7) of the Internal Revenue Code), may be surrendered only:

      (1) when the contract owner reaches age 59-1/2, separates from service, dies, or becomes disabled (within the meaning of Internal Revenue Code
          Section 72(m)(7)); or

      (2) in the case of hardship (as defined for purposes of Internal Revenue Code Section 401(k)), provided that any such hardship surrender may NOT include any income earned on salary reduction contributions.

(B)   The surrender limitations described in Section A also apply to:

      (1) salary reduction contributions to Tax Sheltered Annuities made for plan years beginning after December 31, 1988;

      (2) earnings credited to such contracts after the last plan year beginning before January 1, 1989, on amounts attributable to salary reduction contributions; and

      (3) all amounts transferred from 403(b)(7) custodial accounts (except that earnings and employer contributions as of December 31, 1988 in such custodial accounts may be withdrawn in the case of hardship).

(C) Any distribution other than the above, including a ten day free look cancellation of the contract (when available) may result in taxes, penalties, and/or retroactive disqualification of a Qualified Contract or Tax Sheltered Annuity.

In order to prevent disqualification of a Tax Sheltered Annuity after a ten day free look cancellation, Nationwide will transfer the proceeds to another Tax Sheltered Annuity upon proper direction by the contract owner.

These provisions explain Nationwide's understanding of current withdrawal restrictions. These restrictions may change.

Distributions pursuant to Qualified Domestic Relations Orders will not violate the restrictions stated above.

When the contract is issued to fund a Qualified Plan, plan terms and the Internal Revenue Code may modify these surrender provisions.

SURRENDERS UNDER A TEXAS OPTIONAL RETIREMENT PROGRAM

Redemption restrictions apply to contracts issued under the Texas Optional Retirement Program.

The Texas Attorney General has ruled that participants in contracts issued under the Texas Optional Retirement Program may only take withdrawals if:

-        the participant dies;

-        the participant retires;

-        the participant terminates employment due to total disability; or

- the participant that works in a Texas public institution of higher education terminates employment.

Due to the restrictions described above, a participant under this plan will not be able to withdraw cash values from the contract unless one of the applicable conditions is met. However, contract value may be transferred to other carriers, subject to any CDSC.

Nationwide issues this contract to participants in the Texas Optional Retirement Program in reliance upon and in compliance with Rule 6c-7 of the Investment Company Act of 1940.

LOAN PRIVILEGE

The loan privilege is ONLY available to owners of Qualified Contracts and Tax Sheltered Annuities. These contract owners can take loans from the contract value beginning 30 days after the contract is issued up to the annuitization date. Loans are subject to the terms of the contract, the plan, and the Internal Revenue Code. Nationwide may modify the terms of a loan to comply with changes in applicable law.

MINIMUM AND MAXIMUM LOAN AMOUNTS

Contract owners may borrow a minimum of $1,000, unless Nationwide is required by law to allow a lesser minimum amount. Each loan must individually satisfy the contract minimum amount.

Nationwide will calculate the maximum nontaxable loan amount based upon information provided by the participant or the employer. Loans may be taxable if a participant has additional loans from other plans. The total of all outstanding loans must not exceed the following limits:

                           CONTRACT          MAXIMUM OUTSTANDING LOAN
                           VALUES            BALANCE ALLOWED
NON-ERISA PLANS            up to             up to 80% of contract
                           $20,000           value (not more than
                                             $10,000)

                           $20,000           up to 50% of contract
                           and over          value (not more than
                                             $50,000*)

ERISA PLANS                All               up to 50% of contract
                                             value (not more than
                                             $50,000*)

*The $50,000 limits will be reduced by the highest outstanding balance owed during the previous 12 months.

For salary reduction Tax Sheltered Annuities, loans may be secured only by the contract value.

MAXIMUM LOAN PROCESSING FEE

Nationwide may charge a loan processing fee at the time each new loan is processed. The loan processing fee, if assessed, will not exceed $25 per loan processed. This fee compensates Nationwide for expenses related to administering and processing loans.

The fee is taken from the sub-accounts and the fixed account in proportion to the contract value at the time the loan is processed.

HOW LOAN REQUESTS ARE PROCESSED

All loans are made from the collateral fixed account. Nationwide transfers accumulation units in proportion to the assets in each sub-account to the collateral fixed account until the requested amount is reached. If there are not enough accumulation units available in the contract to reach the requested loan amount, Nationwide next transfers contract value from the fixed account. No CDSC will be deducted on transfers related to loan processing.

INTEREST

The outstanding loan balance in the collateral fixed account is credited with interest until the loan is repaid in full. The interest rate will be 2.25% less than the loan interest rate fixed by Nationwide. The interest rate is guaranteed never to fall below 3.0%.

Specific loan terms are disclosed at the time of loan application or issuance.

LOAN REPAYMENT

Loans must be repaid in five years. However, if the loan is used to purchase the contract owner's principal residence, the contract owner has 15 years to repay the loan.

Contract owners must identify loan repayments as loan repayments or they will be treated as purchase payments and will not reduce the outstanding loan. Payments must be substantially level and made at least quarterly.

Loan repayments will consist of principal and interest in amounts set forth in the loan agreement. Repayments are allocated to the sub-accounts in accordance with the contract, unless Nationwide and the contract owner have agreed to amend the contract at a later date on a case by case basis.

DISTRIBUTIONS AND ANNUITY PAYMENTS

Distributions made from the contract while a loan is outstanding will be reduced by the amount of the outstanding loan plus accrued interest if:

-        the contract is surrendered;

-        the contract owner/annuitant dies;

- the contract owner who is not the annuitant dies prior to annuitization; or

-        annuity payments begin.

TRANSFERRING THE CONTRACT

Nationwide reserves the right to restrict any transfer of the contract while the loan is outstanding.

GRACE PERIOD AND LOAN DEFAULT

If a loan payment is not made when due, interest will continue to accrue. A grace period may be available (please refer to the terms of the loan agreement). If a loan payment is not made by the end of the applicable grace period, the entire loan will be treated as a deemed distribution and will be taxable to the borrower. This deemed distribution may also be subject to an early withdrawal tax penalty by the Internal Revenue Service.

After default, interest will continue to accrue on the loan. Defaulted amounts, plus interest, are deducted from the contract value when the participant is eligible for a distribution of at least that amount. Additional loans are not available while a previous loan is in default.

ASSIGNMENT

Contract rights are personal to the contract owner and may not be assigned without Nationwide's written consent.

A Non-Qualified Contract owner may assign some or all rights under the contract. An assignment must occur before annuitization while the annuitant is alive. Once proper notice of assignment is recorded by Nationwide's home office, the assignment will become effective as of the date the written request was signed.

IRAs, Roth IRAs, SEP IRAs, Qualified Contracts, and Tax Sheltered Annuities may not be assigned, pledged or otherwise transferred except where allowed by law.

Nationwide is not responsible for the validity or tax consequences of any assignment. Nationwide is not liable for any payment or settlement made before the assignment is recorded. Assignments will not be recorded until Nationwide receives sufficient direction from the contract owner and the assignee regarding the proper allocation of contract rights.

Amounts pledged or assigned will be treated as distributions and will be included in gross income to the extent that the cash value exceeds the investment in the contract for the taxable year in which it was pledged or assigned. Amounts assigned may be subject to a tax penalty equal to 10% of the amount included in gross income.

Assignment of the entire contract value may cause the portion of the contract value exceeding the total investment in the contract and previously taxed amounts to be included in gross income for federal income tax purposes each year that the assignment is in effect.

CONTRACT OWNER SERVICES

ASSET REBALANCING

Asset rebalancing is the automatic reallocation of contract values to the sub-accounts on a predetermined percentage basis. Asset rebalancing is not available for assets held in the fixed account. Requests for asset rebalancing must be on a Nationwide form.

Asset rebalancing occurs every three months or on another frequency if permitted by Nationwide. If the last day of the three-month period falls on a Saturday, Sunday, recognized holiday, or any other day when the New York Stock Exchange is closed, asset rebalancing will occur on the next business day.

Asset rebalancing may be subject to employer limitations or restrictions for contracts issued to a Qualified Plan or Tax Sheltered Annuity plan. Contract owners should consult a financial adviser to discuss the use of asset rebalancing.

Nationwide reserves the right to stop establishing new asset rebalancing programs. Nationwide also reserves the right to assess a processing fee for this service.

DOLLAR COST AVERAGING

Dollar cost averaging is a long-term transfer program that allows you to make regular, level investments over time. It involves the automatic transfer of a specified amount from the fixed account and certain sub-accounts into other sub-accounts. Contract owners may participate in this program if their contract value is $5,000 or more. Nationwide does not guarantee that this program will result in profit or protect contract owners from loss.

Contract owners direct Nationwide to automatically transfer specified amounts from the fixed account, Fidelity VIP High Income Portfolio: Initial Class, GVIT Gartmore GVIT Government Bond Fund: Class I, GVIT Federated GVIT High Income Bond Fund: Class I, and GVIT Gartmore GVIT Money Market Fund: Class I to any other underlying mutual fund.

Transfers occur monthly or on another frequency if permitted by Nationwide. Nationwide will process transfers until either the value in the originating investment option is exhausted, or the contract owner instructs Nationwide in writing to stop the transfers.

Nationwide reserves the right to stop establishing new dollar cost averaging programs. Nationwide also reserves the right to assess a processing fee for this service.

Dollar Cost Averaging from the Fixed Account

Transfers from the fixed account must be equal to or less than 1/30th of the fixed account value at the time the program is requested. A dollar cost averaging program which transfers amounts from the fixed account to the variable account is not the same as an enhanced rate dollar cost averaging program. Contract owners that wish to utilize dollar cost averaging from the fixed account should first inquire whether any enhanced rate dollar cost averaging programs are available.

Enhanced Rate Dollar Cost Averaging

Nationwide may, from time to time, offer enhanced rate dollar cost averaging programs. Dollar cost averaging transfers for this program may only be made from the fixed account. Such enhanced rate dollar cost averaging programs allow the contract owner to earn a higher rate of interest on assets in the fixed account than would normally be credited when not participating in the program. Each enhanced interest rate is guaranteed for as long as the corresponding program is in effect. Nationwide will process transfers until either amounts in the enhanced rate fixed account are exhausted, or the contract owner instructs Nationwide in writing to stop the transfers. For this program only, when a written request to discontinue transfers is received, Nationwide will automatically transfer the remaining amount in the enhanced rate fixed account to the GVIT Gartmore GVIT Money Market Fund: Class I.

SYSTEMATIC WITHDRAWALS

Systematic withdrawals allow contract owners to receive a specified amount (of at least $100) on a monthly, quarterly, semi-annual, or annual basis. Requests for systematic withdrawals and requests to discontinue systematic withdrawals must be in writing.

The withdrawals will be taken from the sub-accounts and the fixed account proportionately unless Nationwide is instructed otherwise.

Nationwide will withhold federal income taxes from systematic withdrawals unless otherwise instructed by the contract owner. The Internal Revenue Service may impose a 10% penalty tax if the contract owner is under age 59-1/2 unless the contract owner has made an irrevocable election of distributions of substantially equal payments.

If the contract owner takes systematic withdrawals, the maximum amount that can be withdrawn annually without a CDSC is the greater of:

         (1) 10% of all purchase payments made to the contract as of the withdrawal date; or

         (2) an amount withdrawn to meet minimum distribution requirements under the Internal Revenue Code.


The CDSC-free withdrawal privilege for systematic withdrawals is non-cumulative. Free amounts not taken during any contract year cannot be taken as free amounts in a subsequent contract year.

Nationwide reserves the right to stop establishing new systematic withdrawal programs. Nationwide also reserves the right to assess a processing fee for this service. Systematic withdrawals are not available before the end of the ten-day free look period (see "Right to Revoke").

ANNUITY COMMENCEMENT DATE

The annuity commencement date is the date on which annuity payments are scheduled to begin. The contract owner may change the annuity commencement date before annuitization. This change must be in writing and approved by Nationwide.

ANNUITIZING THE CONTRACT

ANNUITIZATION DATE

The annuitization date is the date that annuity payments begin. The annuitization date will be the first day of a calendar month unless otherwise agreed. The annuitization date must be at least 2 years after the contract is issued, but may not be later than either:

-        the age (or date) specified in your contract; or

-        the age (or date) specified by state law, where applicable.

If the contract is issued to fund a Tax Sheltered Annuity, annuitization may occur during the first 2 years subject to Nationwide's approval.

The Internal Revenue Code may require that distributions be made prior to the annuitization dates specified above (see "Minimum Distributions").

ANNUITIZATION

Annuitization is the period during which annuity payments are received. It is irrevocable once payments have begun. Upon arrival of the annuitization date, the annuitant must choose:

         (1)      an annuity payment option; and

         (2) either a fixed payment annuity, variable payment annuity, or an available combination.

Nationwide guarantees that each payment under a fixed payment annuity will be the same throughout annuitization. Under a variable payment annuity, the amount of each payment will vary with the performance of the underlying mutual funds chosen by the contract owner.

FIXED PAYMENT ANNUITY

A fixed payment annuity is an annuity where the amount of the annuity payment remains level.

The first payment under a fixed payment annuity is determined on the annuitization date based on the annuitant's age (in accordance with the contract) by:

         (1) deducting applicable premium taxes from the total contract value; then

         (2) applying the contract value amount specified by the contract owner to the fixed payment annuity table for the annuity payment option elected.

Subsequent payments will remain level unless the annuity payment option elected provides otherwise. Nationwide does not credit discretionary interest during annuitization.

VARIABLE PAYMENT ANNUITY

A variable payment annuity is an annuity where the amount of the annuity payments will vary depending on the performance of the underlying mutual funds selected.

The first payment under a variable payment annuity is determined on the annuitization date based on the annuitant's age (in accordance with the contract) by:

         (1) deducting applicable premium taxes from the total contract value; then

         (2) applying the contract value amount specified by the contract owner to the variable payment annuity table for the annuity payment option elected.

The dollar amount of the first payment is converted into a set number of annuity units that will represent each monthly payment. This is done by dividing the dollar amount of the first payment by the value of an annuity unit as of the annuitization date. This number of annuity units remains fixed during annuitization.

The second and subsequent payments are determined by multiplying the fixed number of annuity units by the annuity unit value for the valuation period in which the payment is due. The amount of the second and subsequent payments will vary with the performance of the selected underlying mutual funds. Nationwide guarantees that variations in mortality experience from assumptions used to calculate the first payment will not affect the dollar amount of the second and subsequent payments.

Value of an Annuity Unit

Annuity unit values for sub-accounts are determined by:

         (1) multiplying the annuity unit value for the immediately preceding valuation period by the net investment factor for the subsequent valuation period (see "Determining the Contract Value"); and then

         (2) multiplying the result from (1) by an interest factor to neutralize the assumed investment rate of 3.5% per year built into the purchase rate basis for variable payment annuities.

Assumed Investment Rate

An assumed investment rate is the percentage rate of return assumed to determine the amount of the first payment under a variable payment annuity. Nationwide uses the assumed investment rate of 3.5% to calculate the first annuity payment and to calculate the investment performance of an underlying mutual fund in order to determine subsequent payments under a variable payment annuity. An assumed investment rate is the percentage rate of return required to maintain level variable annuity payments. Subsequent variable annuity payments may be more or less than the first payment based on whether actual investment performance of the underlying mutual funds is higher or lower than the assumed investment rate of 3.5%.

Exchanges among Underlying Mutual Funds

Exchanges among underlying mutual funds during annuitization must be requested in writing. Exchanges will occur on each anniversary of the annuitization date.

FREQUENCY AND AMOUNT OF ANNUITY PAYMENTS

Payments are made based on the annuity payment option selected, unless:

- the amount to be distributed is less than $500, in which case Nationwide may make one lump sum payment of the contract value; or

- an annuity payment would be less than $20, in which case Nationwide can change the frequency of payments to intervals that will result in payments of at least $20. Payments will be made at least annually.

ANNUITY PAYMENT OPTIONS

Contract owners must elect an annuity payment option before the annuitization date. The annuity payment options are:

(1) LIFE ANNUITY - An annuity payable periodically, but at least annually, for the lifetime of the annuitant. Payments will end upon the annuitant's death. For example, if the annuitant dies before the second annuity payment date, the annuitant will receive only one annuity payment. The annuitant will only receive two annuity payments if he or she dies before the third annuity payment date, and so on.

(2) JOINT AND SURVIVOR ANNUITY - An annuity payable periodically, but at least annually, during the joint lifetimes of the annuitant and a designated second individual. If one of these parties dies, payments will continue for the lifetime of the survivor. As is the case under option 1, there is no guaranteed number of payments. Payments end upon the death of the last surviving party, regardless of the number of payments received.

(3) LIFE ANNUITY WITH 120 OR 240 MONTHLY PAYMENTS GUARANTEED - An annuity payable monthly during the lifetime of the annuitant. If the annuitant dies before all of the guaranteed payments have been made, payments will continue to the end of the guaranteed period and will be paid to a designee chosen by the annuitant at the time the annuity payment option was elected.

         The designee may elect to receive the present value of the remaining guaranteed payments in a lump sum. The present value will be computed as of the date Nationwide receives the notice of the annuitant's death.

Not all of the annuity payment options may be available in all states. Contract owners may request other options before the annuitization date. These options are subject to Nationwide's approval.

No distribution for Non-Qualified Contracts will be made until an annuity payment option has been elected. Qualified Contracts, IRAs, SEP IRAs, and Tax Sheltered Annuities are subject to the "minimum distribution" requirements set forth in the plan, contract, and the Internal Revenue Code.

DEATH BENEFITS

DEATH OF CONTRACT OWNER - NON-QUALIFIED CONTRACTS

If the contract owner who is not the annuitant dies before the annuitization date, the contingent owner becomes the contract owner. If no contingent owner is named, the annuitant becomes the contract owner, unless the contract owner at the time of application, named his or her estate to receive the contract.

If the contract owner and annuitant are the same, and the contract owner/annuitant dies before the annuitization date, the contingent owner will not have any rights in the contract unless the contingent owner is also the beneficiary.

Distributions under Non-Qualified Contracts will be made pursuant to the "Required Distributions for Non-Qualified Contracts" provision.

DEATH OF ANNUITANT - NON-QUALIFIED CONTRACTS

If the annuitant who is not the contract owner dies before the annuitization date, a death benefit is payable to the beneficiary unless a contingent annuitant is named. If a contingent annuitant is named, the contingent annuitant becomes the annuitant and no death benefit is payable.

If no beneficiaries survive the annuitant, the contingent beneficiary(ies) receives the death benefit. Contingent beneficiaries will share the death benefit equally, unless otherwise specified.

If no beneficiaries or contingent beneficiaries survive the annuitant, the contract owner or the last surviving contract owner's estate will receive the death benefit.

If the annuitant dies after the annuitization date, any benefit that may be payable will be paid according to the selected annuity payment option.

DEATH OF CONTRACT OWNER/ANNUITANT

If a contract owner who is also the annuitant dies before the annuitization date, a death benefit is payable according to the "Death of the Annuitant - Non-Qualified Contracts" provision.

If the contract owner/annuitant dies after the annuitization date, any benefit that may be payable will be paid according to the selected annuity payment option.

HOW THE DEATH BENEFIT VALUE IS DETERMINED

The beneficiary may elect to receive the death benefit:

         (1)      in a lump sum;

         (2)      as an annuity; or

         (3) in any other manner permitted by law and approved by Nationwide.

The death benefit value is determined as of the date Nationwide receives:

         (1)      proper proof of the annuitant's death;

         (2)      an election specifying the distribution method; and

         (3)      any state required form(s).

DEATH BENEFIT PAYMENT

For contracts issued on or after the later of November 3, 1997, or the date on which state insurance authorities approve applicable contract modifications, if the annuitant dies before the first day of the calendar month following his or her 75th birthday, the death benefit will be the greatest of:

         (1)      the contract value;

         (2) the total of all purchase payments, less an adjustment for amounts surrendered; or

         (3) the highest contract value as of the most recent five year contract anniversary before the annuitant's 75th birthday, less an adjustment for amounts surrendered, plus purchase payments received after that five year contract anniversary.

The adjustment for amounts surrendered will reduce items (2) and (3) above in the same proportion that the contract value was reduced on the date(s) of the partial surrenders.

For contracts issued before November 3, 1997 or before the date on which state insurance authorities approve applicable contract modifications, if the annuitant dies before the first day of the calendar month after his or her 75th birthday, the death benefit will be the greater of:

         (1) the total of all purchase payments, increased at an annual rate of 5% simple interest from the date of each purchase payment for each full year the payment has been in force, less any amounts surrendered; or

         (2)      the contract value.

Insurance regulations in the states of New York and North Carolina prohibit the death benefit described immediately above. For contracts issued in the states of New York and North Carolina, the death benefit will be the greater of:

         (1) the sum of all purchase payments, less any amounts previously surrendered; or

         (2)      the contract value.

For Tax Sheltered Annuities issued on or after the later of May 1, 1997, or the date on which state insurance authorities approve applicable contract modifications and before May 1, 1998, or the date insurance authorities approve applicable contract modifications, in states the use a Unified Billing Authority to process purchase payments, the death benefit will be the greater of:

         (1) the total of all purchase payments, less any amounts surrendered; or

         (2)      the contract value.

For Tax Sheltered Annuities issued on or after May 1, 1998, or the date on which insurance authorities approve applicable contract modifications in states that use a Unified Billing Authority to process purchase payments, the death benefit will be the greater of;

         (1) the total of all purchase payments, less an adjustment for amounts surrendered; or

         (2)      the contract value.

The adjustment for amounts surrendered will reduce item (1) above in the same proportion that the contract value was reduced on the date(s) of the partial surrender(s).

FOR ALL CONTRACTS ISSUED, IF THE ANNUITANT DIES AFTER THE FIRST DAY OF THE CALENDAR MONTH AFTER HIS OR HER 75TH BIRTHDAY AND BEFORE THE ANNUITIZATION DATE, THE DEATH BENEFIT WILL EQUAL THE CONTRACT VALUE.

IF THE ANNUITANT DIES AFTER THE ANNUITIZATION DATE, PAYMENT WILL BE DETERMINED ACCORDING TO THE SELECTED ANNUITY PAYMENT OPTION.

REQUIRED DISTRIBUTIONS

Any distribution paid that is NOT due to payment of the death benefit may be subject to a CDSC.

The Internal Revenue Code requires that certain distributions be made from the contracts issued in conjunction with this prospectus. Following is an overview of the required distribution rules applicable to each type of contract. Please consult a qualified tax or financial adviser for more specific required distribution information.

REQUIRED DISTRIBUTIONS - GENERAL INFORMATION

In general, a beneficiary is an entity or person that the contract owner designates to receive death proceeds upon the contract owner's death. The distribution rules in the Internal Revenue Code make a distinction between "beneficiary" and "designated beneficiary" when determining the life expectancy that may be used for payments that are made from IRAs, SEP IRAs, Roth IRAs and Tax Sheltered Annuities after the death of the annuitant, or that are made from Non-Qualified Contracts after the death of the contract owner. A designated beneficiary is a natural person who is designated by the contract owner as the beneficiary under the contract. Non-natural beneficiaries (e.g. charities or certain trusts) are not designated beneficiaries for the purpose of required distributions and the life expectancy of such a beneficiary is zero.

Life expectancies and joint life expectancies will be determined pursuant to Treasury Regulation 1.72-9, or such additional guidance as may be provided pursuant to Proposed Treasury Regulation 1.401(a)(9)-5, Q&A 7.

Required distributions paid upon the death of the contract owner are paid to the beneficiary or beneficiaries stipulated by the contract owner. How quickly the distributions must be made may be determined with respect to the life expectancies of the beneficiaries. For Non-Qualified Contracts, the beneficiaries used in the determination of the distribution period are those in effect on the date of the contract owner's death. For contracts other than Non-Qualified Contracts, the beneficiaries used in the determination of the distribution period do not have to be determined until December 31 of the year following the contract owner's death. If there is more than one beneficiary, the life expectancy of the beneficiary with the shortest life expectancy is used to determine the distribution period. Any beneficiary that is not a designated beneficiary has a life expectancy of zero.

REQUIRED DISTRIBUTIONS FOR NON-QUALIFIED CONTRACTS

Internal Revenue Code Section 72(s) requires Nationwide to make certain distributions when a contract owner dies. The following distributions will be made in accordance with the following requirements:

         (1) If any contract owner dies on or after the annuitization date and before the entire interest in the contract has been distributed, then the remaining interest must be distributed at least as rapidly as the distribution method in effect on the contract owner's death.

         (2) If any contract owner dies before the annuitization date, then the entire interest in the contract (consisting of either the death benefit or the contract value reduced by charges set forth elsewhere in the contract) will be distributed within 5 years of the contract owner's death, provided however:

                  (a) any interest payable to or for the benefit of a designated beneficiary may be distributed over the life of the designated beneficiary or over a period not longer than the life expectancy of the designated beneficiary. Payments must begin within one year of the contract owner's death unless otherwise permitted by federal income tax regulations; and

                  (b) if the designated beneficiary is the surviving spouse of the deceased contract owner, the spouse can choose to become the contract owner instead of receiving a death benefit. Any distributions required under these distribution rules will be made upon that spouse's death.

In the event that the contract owner is NOT a natural person (e.g., a trust or corporation), for purposes of these distribution provisions:

         (a) the death of the annuitant will be treated as the death of a contract owner;

         (b) any change of annuitant will be treated as the death of a contract owner; and

         (c) in either case, the appropriate distribution will be made upon the death or change, as the case may be.

These distribution provisions do not apply to any contract exempt from Section 72(s) of the Internal Revenue Code by reason of Section 72(s)(5) or any other law or rule.

The designated beneficiary must elect a method of distribution and notify Nationwide of this election within 60 days of the contract owner's death.

REQUIRED DISTRIBUTIONS FOR TAX SHELTERED ANNUITIES, INDIVIDUAL RETIREMENT ANNUITIES, SEP IRAS, AND ROTH IRAS

Distributions from a Tax Sheltered Annuity, Individual Retirement Annuity or SEP IRA must begin no later than April 1 of the calendar year following the calendar year in which the contract owner reaches age 70-1/2. Distributions may be paid in a lump sum or in substantially equal payments over:

         (a) the life of the contract owner or the joint lives of the contract owner and the contract owner's designated beneficiary; or

         (b) a period not longer than the period determined under the table in Proposed Treasury Regulation 1.401(a)(9)-5, Q&A4, which is the deemed joint life expectancy of the contract owner and a person 10 years younger than the contract owner. If the designated beneficiary is the spouse of the contract owner, the period may not exceed the longer of the period determined under such table or the joint life expectancy of the contract owner and the contract owner's spouse, determined in accordance with Treasury Regulation 1.72-9, or such additional guidance as may be provided pursuant to Proposed Treasury Regulation 1.401(a)(9)-5, Q&A7.

For Tax Sheltered Annuities, required distributions do not have to be withdrawn from this contract if they are being withdrawn from another Tax Sheltered Annuity of the contract owner.

For Individual Retirement Annuities and SEP IRAs, required distributions do not have to be withdrawn from this contract if they are being withdrawn from another Individual Retirement Annuity or SEP IRA of the contract owner.

If the contract owner's entire interest in a Tax Sheltered Annuity, Individual Retirement Annuity or SEP IRA will be distributed in equal or substantially equal payments over a period described in (a) or (b) above, the payments must begin on or before the required beginning date. The required beginning date is April 1 of the calendar year following the calendar year in which the contract owner reaches age 70-1/2. The rules for Roth IRAs do not require distributions to begin during the contract owner's lifetime, therefore, the required beginning date is not applicable to Roth IRAs.

If the contract owner dies before the required beginning date (in the case of a Tax Sheltered Annuity, Individual Retirement Annuity or SEP IRA) or before the entire contract value is distributed (in the case of Roth IRAs), any remaining interest in the contract must be distributed over a period not exceeding the applicable distribution period, which is determined as follows:

         (a) if the designated beneficiary is the contract owner's spouse, the applicable distribution period is the surviving spouse's remaining life expectancy using the surviving spouse's birthday for each distribution calendar year after the calendar year of the contract owner's death. For calendar years after the death of the contract owner's surviving spouse, the applicable distribution period is the spouse's remaining life expectancy using the spouse's age in the calendar year of the spouse's death, reduced by one for each calendar year that elapsed since the calendar year immediately following the calendar year of the spouse's death;

         (b) if the designated beneficiary is not the contract owner's surviving spouse, the applicable distribution period is the designated beneficiary's remaining life expectancy using the designated beneficiary's birthday in the calendar year immediately following the calendar year of the contract owner's death, reduced by one for each calendar year that elapsed thereafter; and

         (c) if there is no designated beneficiary, the entire balance of the contract must be distributed by December 31 of the fifth year following the contract owner's death.

If the contract owner dies on or after the required beginning date, the interest in the Tax Sheltered Annuity, Individual Retirement Annuity or SEP IRA must be distributed over a period not exceeding the applicable distribution period, which is determined as follows:

         (a) if the designated beneficiary is the contract owner's spouse, the applicable distribution period is the surviving spouse's remaining life expectancy using the surviving spouse's birthday for each distribution calendar year after the calendar year of the contract owner's death. For calendar years after the death of the contract owner's surviving spouse, the applicable distribution period is the spouse's remaining life expectancy using the spouse's age in the calendar year of the spouse's death, reduced by one for each calendar year that elapsed since the calendar year immediately following the calendar year of the spouse's death;

         (b) if the designated beneficiary is not the contract owner's surviving spouse, the applicable distribution period is the designated beneficiary's remaining life expectancy using the designated beneficiary's birthday in the calendar year immediately following the calendar year of the contract owner's death, reduced by one for each calendar year that elapsed thereafter; and

         (c) if there is no designated beneficiary, the applicable distribution period is the contract owner's remaining life expectancy using the contract owner's birthday in the calendar year of the contract owner's death, reduced by one for each year thereafter.

If distribution requirements are not met, a penalty tax of 50% is levied on the difference between the amount that should have been distributed for that year and the amount that actually was distributed for that year.

For Individual Retirement Annuities and SEP IRAs, a portion of each distribution will be included in the recipient's gross income and taxed at ordinary income tax rates. The portion of a distribution which is taxable is based on the ratio between the amount by which non-deductible purchase payments exceed prior non-taxable distributions and total account balances at the time of the distribution. The owner of an Individual Retirement Annuity or SEP IRA must annually report the amount of non-deductible purchase payments, the amount of any distribution, the amount by which non-deductible purchase payments for all years exceed non taxable distributions for all years, and the total balance of all Individual Retirement Annuities or SEP IRAs.

Distributions from Roth IRAs may be either taxable or nontaxable, depending upon whether they are "qualified distributions" or "non-qualified distributions" (see "Federal Tax Considerations").

FEDERAL TAX CONSIDERATIONS

FEDERAL INCOME TAXES

The tax consequences of purchasing a contract described in this prospectus will depend on:

-        the type of contract purchased;

-        the purposes for which the contract is purchased; and

- the personal circumstances of individual investors having interests in the contracts.

See "Synopsis of the Contracts" for a brief description of the various types of contracts and the different purposes for which the contracts may be purchased.

Existing tax rules are subject to change, and may affect individuals differently depending on their situation.

Nationwide does not guarantee the tax status of any contracts or any transactions involving the contracts.

If the contract is purchased as an investment of certain retirement plans (such as qualified retirement plans, Individual Retirement Accounts, and custodial accounts as described in Sections 401, 408(a), and 403(b)(7) of the Internal Revenue Code), the tax advantages enjoyed by the contract owner and/or annuitant may relate to participation in the plan rather than ownership of the annuity contract. Such plans are permitted to purchase investments other than annuities and retain tax-deferred status.

The following is a brief summary of some of the federal income tax considerations related to the contracts. In addition to the federal income tax, distributions from annuity contracts may be subject to state and local income taxes. The tax rules across all states and localities are not uniform and therefore will not be discussed in this prospectus. Tax rules that may apply to contracts issued in U.S. territories such as Puerto Rico and Guam are also not discussed. Nothing in this prospectus should be considered to be tax advice. Contract owners and prospective contract owners should consult a financial consultant, tax advisor or legal counsel to discuss the taxation and use of the contracts.

The Internal Revenue Code sets forth different income tax rules for the following types of annuity contracts:

-        IRAs;

-        Roth IRAs;

-        SEP IRAs;

-        Tax Sheltered Annuities; and

-        "Non-Qualified Annuities."

IRAs and SEP IRAs

Distributions from IRAs and SEP IRAs are generally taxed when received. If any of the amount contributed to the IRA was nondeductible for federal income tax purposes, then a portion of each distribution is excludable from income.

If distributions of income from an IRA are made prior to the date that the owner attains the age of 59-1/2 years, the income is subject to the regular income tax and an additional penalty tax of 10% is generally applicable. The 10% penalty tax can be avoided if the distribution is:

-        made to a beneficiary on or after the death of the owner;

- attributable to the owner becoming disabled (as defined in the Internal Revenue Code);

- part of a series of substantially equal periodic payments made not less frequently than annually made for the life (or life expectancy) of the owner, or the joint lives (or joint life expectancies) of the owner and his or her designated beneficiary;

-        used for qualified higher education expenses; or

- used for expenses attributable to the purchase of a home for a qualified first-time buyer.

Roth IRAs

Distributions of earnings from Roth IRAs are taxable or nontaxable depending upon whether they are "qualified distributions" or "non-qualified distributions." A "qualified distribution" is one that satisfies the five-year rule and meets one of the following requirements:

-        it is made on or after the date on which the contract owner attains age
         59-1/2;

- it is made to a beneficiary (or the contract owner's estate) on or after the death of the contract owner;

-        it is attributable to the contract owner's disability; or

- it is used for expenses attributable to the purchase of a home for a qualified first-time buyer.

The five year rule generally is satisfied if the distribution is not made within the five taxable year period beginning with the first taxable year in which a contribution is made to any Roth IRA established for the owner.

A qualified distribution is not includible in gross income for federal income tax purposes.

A non-qualified distribution is not includible in gross income to the extent that the distribution, when added to all previous distributions, does not exceed the total amount of contributions made to the Roth IRA. Any non-qualified distribution in excess of the total contributions is includible in the contract owner's gross income in the year that is distributed to the contract owner.

Special rules apply for Roth IRAs that have proceeds received from a IRA prior to January 1, 1999 if the owner elected the special 4-year income averaging provisions that were in effect for 1998.

If non-qualified distributions of income from a Roth IRA are made prior to the date that the owner attains the age of 59-1/2 years, the income is subject to both the regular income tax and an additional penalty tax of 10%. The penalty tax can be avoided if the distribution is:

-        made to a beneficiary on or after the death of the owner;

- attributable to the owner becoming disabled (as defined in the Internal Revenue Code);

- part of a series of substantially equal periodic payments made not less frequently than annually made for the life (or life expectancy) of the owner, or the joint lives (or joint life expectancies) of the owner and his or her designated beneficiary;

-        for qualified higher education expenses; or

- used for expenses attributable to the purchase of a home for a qualified first-time buyer.

If the contract owner dies before the contract is completely distributed, the balance will be included in the contract owner's gross estate for tax purposes.

Tax Sheltered Annuities

Distributions from Tax Sheltered Annuities are generally taxed when received. A portion of each distribution is excludable from income based on a formula established pursuant to the Internal Revenue Code. The formula excludes from income the amount invested in the contract divided by the number of anticipated payments until the full investment in the contract is recovered. Thereafter all distributions are fully taxable.

If a distribution of income is made from a Tax Sheltered Annuity prior to the date that the owner attains the age of 59-1/2 years, the income is subject to both the regular income tax and an additional penalty tax of 10%. The penalty tax can be avoided if the distribution is:

-        made to a beneficiary on or after the death of the owner;

- attributable to the owner becoming disabled (as defined in the Internal Revenue Code);

- part of a series of substantially equal periodic payments made not less frequently than annually made for the life (or life expectancy) of the owner, or the joint lives (or joint life expectancies) of the owner and his or her designated beneficiary;

-        for qualified higher education expenses;

- used for expenses attributable to the purchase of a home for a qualified first-time buyer; or

- made to the owner after separation from service with his or her employer after age 55.

Non-Qualified Contracts - Natural Persons as Contract Owners

Generally, the income earned inside a Non-Qualified Annuity Contract that is owned by a natural person is not taxable until it is distributed from the contract.

Distributions before the annuitization date are taxable to the contract owner to the extent that the cash value of the contract exceeds the contract owner's investment at the time of the distribution. Distributions, for this purpose, include partial surrenders, any portion of the contract that is assigned or pledged; or any portion of the contract that is transferred by gift. For these purposes, a transfer by gift may occur upon annuitization if the contract owner and the annuitant are not the same individual.

With respect to annuity distributions on or after the annuitization date, a portion of each annuity payment is excludable from taxable income. The amount excludable is based on the ratio between the contract owner's investment in the contract and the expected return on the contract. Once the entire investment in the contract is recovered, all distributions are fully includable in income. The maximum amount excludable from income is the investment in the contract. If the annuitant dies before the entire investment in the contract has been excluded from income, and as a result of the annuitant's death no more payments are due under the contract, then the unrecovered investment in the contract may be deducted on his or her final tax return.

In determining the taxable amount of a distribution, all annuity contracts issued after October 21, 1988 by the same company to the same contract owner during the same calendar year will be treated as one annuity contract.

A special rule applies to distributions from contracts that have investments that were made prior to August 14, 1982. For those contracts, distributions that are made prior to the annuitization date are treated first as a recovery of the investment in the contract as of that date. A distribution in excess of the amount of the investment in the contract as of August 14, 1982, will be treated as taxable income.

The Internal Revenue Code imposes a penalty tax if a distribution is made before the contract owner reaches age 59-1/2. The amount of the penalty is 10% of the portion of any distribution that is includible in gross income. The penalty tax does not apply if the distribution is:

-        the result of a contract owner's death;

- the result of a contract owner's disability, (as defined in the Internal Revenue Code);

- one of a series of substantially equal periodic payments made over the life (or life expectancy) of the contract owner or the joint lives (or joint life expectancies) of the contract owner and the beneficiary selected by the contract owner to receive payment under the annuity payment option selected by the contract owner; or

-        is allocable to an investment in the contract before August 14, 1982.

Non-Qualified Contracts - Non-Natural Persons as Contract Owners

The previous discussion related to the taxation of Non-Qualified Contracts owned by individuals. Different rules (the so-called "non-natural persons" rules) apply if the contract owner is not a natural person.

Generally, contracts owned by corporations, partnerships, trusts, and similar entities are not treated as annuity contracts under the Internal Revenue Code. Therefore, income earned under a Non-Qualified Contract that is owned by a non-natural person is taxed as ordinary income during the taxable year that it is earned. Taxation is not deferred, even if the income is not distributed out of the contract. The income is taxable as ordinary income, not capital gain.

The non-natural person rules do not apply to all entity-owned contracts. A contract that is owned by a non-natural person as an agent of an individual is treated as owned by the individual. This would cause the contract to be treated as an annuity under the Internal Revenue Code, allowing tax deferral. However, this exception does not apply when the non-natural person is an employer that holds the contract under a non-qualified deferred compensation arrangement for one or more employees.

The non-natural person rules also do not apply to contracts that are:

- acquired by the estate of a decedent by reason of the death of the decedent;

- issued in connection with certain qualified retirement plans and individual retirement plans;

- purchased by an employer upon the termination of certain qualified retirement plans;

- immediate annuities within the meaning of Section 72(u) of the Internal Revenue Code.

WITHHOLDING

Pre-death distributions from the contracts are subject to federal income tax. Nationwide will withhold the tax from the distributions unless the contract owner requests otherwise. If the distribution is from a Tax Sheltered Annuity, it will be subject to mandatory 20% withholding that cannot be waived, unless:

- the distribution is made directly to another Tax Sheltered Annuity or an IRA; or

- the distribution satisfies the minimum distribution requirements imposed by the Internal Revenue Code.

In addition, under some circumstances, the Internal Revenue Code will not permit contract owners to waive withholding. Such circumstances include:

- if the payee does not provide Nationwide with a taxpayer identification number; or

- if Nationwide receives notice from the Internal Revenue Services that the taxpayer identification number furnished by the payee is incorrect.

If a contract owner is prohibited from waiving withholding, as described above, the distribution will be subject to mandatory back-up withholding. The mandatory back-up withholding rate is established by Section 3406 of the Internal Revenue Code and is applied against the amount of income that is distributed.

NON-RESIDENT ALIENS

Generally, a pre-death distribution from a contract to a non-resident alien is subject to federal income tax at a rate of 30% of the amount of income that is distributed. Nationwide is required to withhold this amount and send it to the Internal Revenue Service. Some distributions to non-resident aliens may be subject to a lower (or no) tax if a treaty applies. In order to obtain the benefits of such a treaty, the non-resident alien must:

         (1) provide Nationwide with proof of residency and citizenship (in accordance with Internal Revenue Service requirements); and

         (2) provide Nationwide with an individual taxpayer identification number.

If the non-resident alien does not meet the above conditions, Nationwide will withhold 30% of income from the distribution.

Another way to avoid the 30% withholding is for the non-resident alien to provide Nationwide with sufficient evidence that:

         (1) the distribution is connected to the non-resident alien's conduct of business in the United States; and

         (2) the distribution is not includible in the non-resident alien's gross income for United States federal income tax purposes.

Note that these distributions may be subject to back-up withholding, currently 31%, if a correct taxpayer identification number is not provided.

FEDERAL ESTATE, GIFT, AND GENERATION SKIPPING TRANSFER TAXES

The following transfers may be considered a gift for federal gift tax purposes:

         -        a transfer of the contract from one contract owner to another;
                  or

         -        a distribution to someone other than a contract owner.

Upon the contract owner's death, the value of the contract may subject to estate taxes, even if all or a portion of the value is also subject to federal income taxes.

Section 2612 of the Internal Revenue Code may require Nationwide to determine whether a death benefit or other distribution is a "direct skip" and the amount of the resulting generation skipping transfer tax, if any. A direct skip is when property is transferred to, or a death benefit or other distribution is made to:

         a) an individual who is two or more generations younger than the contract owner; or

         b) certain trusts, as described in Section 2613 of the Internal Revenue Code (generally, trusts that have no beneficiaries who are not 2 or more generations younger than the contract owner).

If the contract owner is not an individual, then for this purpose ONLY, "contract owner" refers to any person:

- who would be required to include the contract, death benefit, distribution, or other payment in his or her federal gross estate at his or her death; or

- who is required to report the transfer of the contract, death benefit, distribution, or other payment for federal gift tax purposes.

If a transfer is a direct skip, Nationwide will deduct the amount of the transfer tax from the death benefit, distribution or other payment, and remit it directly to the Internal Revenue Service.

CHARGE FOR TAX

Nationwide is not required to maintain a capital gain reserve liability on Non-Qualified Contracts. If tax laws change requiring a reserve, Nationwide may implement and adjust a tax charge.

DIVERSIFICATION

Internal Revenue Code Section 817(h) contains rules on diversification requirements for variable annuity contracts. A variable annuity contract that does not meet these diversification requirements will not be treated as an annuity, unless:

         -        the failure to diversify was accidental;

         -        the failure is corrected; and

         -        a fine is paid to the Internal Revenue Service.

The amount of the fine will be the amount of tax that would have been paid by the contract owner if the income, for the period the contract was not diversified, had been received by the contract owner.

If the violation is not corrected, the contract owner will be considered the owner of the underlying securities and will be taxed on the earnings of his or her contract. Nationwide believes that the investments underlying this contract meet these diversification requirements.

TAX CHANGES

The foregoing tax information is based on Nationwide's understanding of federal tax laws. It is NOT intended as tax advice. All information is subject to change without notice. You should consult with your personal tax and/or financial adviser for more information.

In 2001, the Economic Growth and Tax Relief Reconciliation Act (EGTRRA) was enacted. EGTRRA made numerous changes to the Internal Revenue Code, including the following:

         -        generally lowering federal income tax rates;

         - increasing the amounts that may be contributed to various retirement plans, such as IRAs, Tax Sheltered Annuities and Qualified Plans;

         - increasing the portability of various retirement plans by permitting IRAs, Tax Sheltered Annuities, Qualified Plans and certain governmental 457 plans to "roll" money from one plan to another;

         - eliminating and/or reducing the highest federal estate tax rates;

         -        increasing the estate tax credit; and

         -        for persons dying after 2009, repealing the estate tax.

All of the changes resulting from EGTRRA are scheduled to "sunset," or become ineffective, after December 31, 2010 unless they are extended by additional legislation. If changes resulting from

EGTRRA are not extended, beginning January 1, 2011, the Internal Revenue Code will be restored to its pre-EGTRRA form. This creates uncertainty as to future tax requirements and implications. Please consult a qualified tax or financial adviser for further information relating to EGTRRA and other tax issues.

STATEMENTS AND REPORTS

Nationwide will mail contract owners statements and reports. Therefore, contract owners should promptly notify Nationwide of any address change.

These mailings will contain:

         -        statements showing the contract's quarterly activity;

         - confirmation statements showing transactions that affect the contract's value. Confirmation statements will not be sent for recurring transactions (i.e., dollar cost averaging or salary reduction programs). Instead, confirmation of recurring transactions will appear in the contract's quarterly statements;

         - semi-annual reports as of June 30 containing financial statements for the variable account; and

         - annual reports as of December 31 containing financial statements for the variable account.

Contract owners should review statements and confirmations carefully. All errors or corrections must be reported to Nationwide immediately to assure proper crediting to the contract. Unless Nationwide is notified within 30 days of receipt of the statement, Nationwide will assume statements and confirmation statements are correct.

LEGAL PROCEEDINGS

Nationwide is a party to litigation and arbitration proceedings in the ordinary course of its business, none of which is expected to have a material adverse effect on Nationwide.

In recent years, life insurance companies have been named as defendants in lawsuits, including class action lawsuits relating to life insurance and annuity pricing and sales practices. A number of these lawsuits have resulted in substantial jury awards or settlements.

On October 29, 1998, Nationwide was named in a lawsuit filed in Ohio state court related to the sale of deferred annuity products for use as investments in tax-deferred contributory retirement plans (Mercedes Castillo v. Nationwide Financial Services, Inc., Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company). On May 3, 1999, the complaint was amended to, among other things, add Marcus Shore as a second plaintiff. The amended complaint is brought as a class action on behalf of all persons who purchased individual deferred annuity contracts or participated in group annuity contracts sold by Nationwide and the other named Nationwide affiliates which were used to fund certain tax-deferred retirement plans. The amended complaint seeks unspecified compensatory and punitive damages. On June 11, 1999, Nationwide and the other named defendants filed a motion to dismiss the amended complaint. On March 8, 2000, the court denied the motion to dismiss the amended complaint filed by Nationwide and the other named defendants. On January 25, 2002, the plaintiffs filed a motion for leave to amend their complaint to add three new named plaintiffs. On February 9, 2002, the plaintiffs filed a motion for class certification. The class has not been certified. Nationwide intends to defend this lawsuit vigorously.

On August 15, 2001, Nationwide was named in a lawsuit filed in Connecticut federal court titled Lou Haddock, as trustee of the Flyte Tool & Die, Incorporated Deferred Compensation Plan, et al v. Nationwide Financial Services, Inc. and Nationwide Life Insurance Company. On September 5, 2001, the plaintiffs amended their complaint to include class action allegations. The plaintiffs seek to represent a class of plan trustees who purchased variable annuities to fund qualified ERISA retirement plans. The amended complaint alleges that the retirement plans purchased variable annuity contracts from Nationwide which invested in mutual funds that were offered by separate mutual fund companies; that Nationwide was a fiduciary under ERISA and that Nationwide breached its fiduciary duty when it accepted certain fees from the mutual fund companies that purportedly were never disclosed by Nationwide; and that Nationwide violated ERISA by replacing many of the mutual funds originally included in the plaintiffs' annuities with "inferior" funds because the new funds purportedly paid more in revenue sharing. The amended complaint seeks disgourgement of fees by Nationwide and other unspecified compensatory damages. On November 15, 2001, Nationwide filed a motion to dismiss the amended complaint, which has not been decided. On December 3, 2001, the plaintiffs filed a motion for class certification. On January 15, 2002, the plaintiffs filed a response to Nationwide's motion to dismiss the amended complaint. On February 22, 2002, Nationwide filed a reply in support of its motion to dismiss. The class has not been certified. Nationwide intends to defend this lawsuit vigorously.

There can be no assurance that any such litigation will not have a material adverse effect on Nationwide in the future.

The general distributor, SDI, is not engaged in any litigation of a material nature.

ADVERTISING AND SUB-ACCOUNT PERFORMANCE SUMMARY

A "yield" and "effective yield" may be advertised for the GVIT Gartmore GVIT Money Market Fund: Class I. "Yield" is a measure of the net dividend and interest income earned over a specific seven-day period (which period will be stated in the advertisement) expressed as a percentage of the offering price of the GVIT Gartmore GVIT Money Market Fund: Class I's units. Yield is an annualized figure, which means that it is assumed that the GVIT Gartmore GVIT Money Market Fund: Class I generates the same level of net income over a 52-week period. The "effective yield" is calculated similarly but includes the effect of assumed compounding, calculated under rules prescribed by the SEC. The effective yield will be slightly higher than yield due to this compounding effect.

Nationwide may advertise the performance of a sub-account in relation to the performance of other variable annuity sub-accounts, underlying mutual fund options with similar or different objectives, or the investment industry as a whole. Other investments to which the sub-accounts may be compared include, but are not limited to:

         -        precious metals;

         -        real estate;

         -        stocks and bonds;

         -        closed-end funds;

         -        bank money market deposit accounts and passbook savings;

         -        CDs; and

         -        the Consumer Price Index.

Market Indexes

The sub-accounts will be compared to certain market indexes, such as:

         -        S&P 500;

         -        Shearson/Lehman Intermediate Government/Corporate Bond Index;

         -        Shearson/Lehman Long-Term Government/Corporate Bond Index;

         -        Donoghue Money Fund Average;

         -        U.S. Treasury Note Index;

         -        Bank Rate Monitor National Index of 2-1/2 Year CD Rates; and

         -        Dow Jones Industrial Average.

Tracking & Rating Services; Publications

Nationwide's rankings and ratings are sometimes published by other services, such as:

         -        Lipper Analytical Services, Inc.;

         -        CDA/Wiesenberger;

         -        Morningstar;

         -        Donoghue's;

         -        magazines such as:

                  -        Money;

                  -        Forbes;

                  -        Kiplinger's Personal Finance Magazine;

                  -        Financial World;

                  -        Consumer Reports;

                  -        Business Week;

                  -        Time;

                  -        Newsweek;

                  -        National Underwriter; and

                  -        U.S. News and World Report;

         -        LIMRA;

         -        Value;

         -        Best's Agent Guide;

         -        Western Annuity Guide;

         -        Comparative Annuity Reports;

         -        Wall Street Journal;

         -        Barron's;

         -        Investor's Daily;

         -        Standard & Poor's Outlook; and

         -        Variable Annuity Research & Data Service (The VARDS Report).

These rating services and publications rank the underlying mutual funds' performance against other funds. These rankings may or may not include the effects of sales charges or other fees.

Financial Rating Services

Nationwide is also ranked and rated by independent financial rating services, among which are Moody's, Standard & Poor's and A.M. Best Company. Nationwide may advertise these ratings. These ratings reflect Nationwide's financial strength or claims-paying ability. The ratings are not intended to reflect the investment experience or financial strength of the variable account.

Some Nationwide advertisements and endorsements may include lists of organizations, individuals or other parties that recommend Nationwide or the contract. Furthermore, Nationwide may occasionally advertise comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Historical Performance of the Sub-Accounts

Nationwide will advertise historical performance of the sub-accounts. Nationwide may advertise the sub-account's standardized average annual total return ("standardized return") calculated in a manner prescribed by the SEC, and non-standardized total return ("non-standardized return").

Standardized return shows the percentage rate of return of a hypothetical initial investment of $1,000 for the most recent one, five and ten year periods (or for a period covering the time the underlying mutual fund has been available in the variable account if it has not been available for one of the prescribed periods). This calculation reflects the 7 Year CDSC Option schedule and variable account charges of 1.30%. Standardized return does not reflect the deduction of state premium taxes, which may be imposed by certain states.

Non-standardized return is calculated similarly to standardized return except non-standardized return assumes an initial investment of $10,000, variable account charges of 1.30% and no CDSC. An assumed initial investment of $10,000 is used because that amount more accurately reflects the average contract size.

Both methods of calculation reflect total return for the most recent one, five and ten year periods (or for a period covering the time the underlying mutual fund has been in existence). For those underlying mutual funds which have not been available for one of the prescribed periods, the non-standardized total return illustrations will show the investment performance the underlying mutual funds would have achieved had they been available in the variable account for one of the periods. If the underlying mutual fund has been available in the variable account for less than one year (or if the underlying mutual fund has been effective for less than one year) standardized and non-standardized performance is not annualized.

The standardized average annual total return and non-standardized total return quotations are calculated using underlying mutual fund expense data for the period ended December 31, 2001. However, Nationwide generally provides performance information more frequently. Information relating to performance of the sub-accounts is based on historical earnings and does not represent or guarantee future results.

SUB-ACCOUNT PERFORMANCE SUMMARY

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN

                                                                                                    10 Years
                                                                                                  or Date Fund
                                                                                                  Available in       Date Fund
                                                                                                  the Variable      Available in
                                                                    1 Year           5 Years         Account        the Variable
               Sub-Account Option                                to 12/31/2001    to 12/31/2001   to 12/31/2001       Account
AIM Variable Insurance Funds, Inc. - AIM V.I.                        -32.38%            N/A           -2.52%          11/03/97
Capital Appreciation Fund: Series I

AIM Variable Insurance Funds, Inc. - AIM V.I.                        -32.61%            N/A           -5.31%          11/03/97
International Growth Fund: Series I

American Century Variable Portfolios, Inc. -                         -14.26%            N/A           -6.26%          05/03/99
American Century VP Balanced Fund: Class I

American Century Variable Portfolios, Inc. -                         -36.77%         -0.61%            1.00%          02/14/91
American Century VP Capital Appreciation Fund:
Class I

American Century Variable Portfolios, Inc. -                         -18.67%            N/A            0.96%          11/03/97
American Century VP Income & Growth Fund: Class I

The Dreyfus Socially Responsible Growth Fund,                        -31.73%          4.32%            9.10%          05/02/94
Inc.

Dreyfus Stock Index Fund, Inc.                                       -22.19%          6.42%            9.97%          09/20/93

Dreyfus Variable Investment Fund  - Appreciation                     -19.55%            N/A            2.30%          11/03/97
Portfolio

Dreyfus Variable Investment Fund - Quality Bond                       -4.70%          1.77%            1.86%          09/01/95
Portfolio

Dreyfus Variable Investment Fund - Small Cap                         -16.62%          3.60%            8.04%          05/02/94
Portfolio

Fidelity VIP Equity-Income Portfolio: Initial                        -15.55%          5.16%            8.89%          09/20/93
Class

Fidelity VIP High Income Portfolio: Initial Class                    -21.77%         -8.37%           -2.23%          05/02/94

Franklin Templeton Variable Insurance Products                       -25.46%          0.43%            4.40%          05/02/94
Trust - Templeton Foreign Securities Fund: Class
I

GVIT Federated GVIT High Income Bond Fund: Class                      -7.14%            N/A           -4.13%          11/03/97
I

GVIT Gartmore GVIT Government Bond Fund: Class I                      -4.15%          2.37%            3.02%          12/17/82

GVIT Gartmore GVIT Money Market Fund: Class I                         -7.70%          0.16%            0.20%          12/07/82

GVIT Gartmore GVIT Total Return Fund: Class I                        -21.86%          2.93%            6.89%          12/21/82

Janus Aspen Series - International Growth                            -32.33%            N/A            2.96%          11/03/97
Portfolio: Service Shares

Neuberger Berman AMT Balanced Portfolio                              -23.27%          3.93%            4.27%          02/14/91

Strong Opportunity Fund II, Inc.                                     -14.41%         10.50%           11.25%          09/01/95

NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN

                                                                                                       10 Years
                                                                                                    to 12/31/2001
                                                                    1 Year            5 Years         or Life of         Date Fund
                  Sub-Account Option                             to 12/31/2001     to 12/31/2001         Fund            Effective
AIM Variable Insurance Funds, Inc. - AIM V.I. Capital              -24.58%              4.40%            10.14%           05/05/93
Appreciation Fund: Series I

AIM Variable Insurance Funds, Inc. - AIM V.I.                      -24.83%             -0.06%             5.28%           05/05/93
International Growth Fund: Series I

American Century Variable Portfolios, Inc. - American               -5.10%              5.11%             5.09%           05/01/91
Century VP Balanced Fund: Class I

American Century Variable Portfolios, Inc. - American              -29.31%              2.46%             3.51%           11/20/87
Century VP Capital Appreciation Fund: Class I

American Century Variable Portfolios, Inc. - American               -9.85%                N/A             5.30%           10/30/97
Century VP Income & Growth Fund: Class I

The Dreyfus Socially Responsible Growth Fund, Inc.                 -23.89%              6.68%            10.91%           10/06/93

Dreyfus Stock Index Fund, Inc.                                     -13.63%              8.73%            10.84%           09/29/89

Dreyfus Variable Investment Fund  - Appreciation                   -10.80%              9.22%            12.13%           04/05/93
Portfolio

Dreyfus Variable Investment Fund - Quality Bond                      5.00%              4.87%             6.09%           08/31/90
Portfolio

Dreyfus Variable Investment Fund - Small Cap Portfolio              -7.65%              6.45%            19.68%           08/31/90

Fidelity VIP Equity-Income Portfolio: Initial Class                 -6.50%              7.75%            11.96%           10/09/86

Fidelity VIP High Income Portfolio: Initial Class                  -13.19%             -5.13%             3.72%           09/19/85

Franklin Templeton Variable Insurance Products Trust -             -17.15%              3.27%             8.18%           05/01/92
Templeton Foreign Securities Fund: Class 1

GVIT Federated GVIT High Income Bond Fund: Class I                   2.55%                N/A            -0.03%           10/31/97

GVIT Gartmore GVIT Government Bond Fund: Class I                     5.55%              5.42%             5.43%           11/08/82

GVIT Gartmore GVIT Money Market Fund: Class I                        1.95%              3.35%             2.95%           11/10/81

GVIT Gartmore GVIT Total Return Fund: Class I                      -13.27%              5.51%             8.78%           11/08/82

Janus Aspen Series - International Growth Portfolio:               -24.54%              8.68%            11.84%           05/02/94
Service Shares

Neuberger Berman AMT Balanced Portfolio                            -14.79%              6.52%             6.46%           02/28/89

Strong Opportunity Fund II, Inc.                                    -5.26%             12.85%            14.98%           05/08/92

            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

                                                                            PAGE
General Information and History..............................................1
Services.....................................................................1
Purchase of Securities Being Offered.........................................2
Underwriters.................................................................2
Calculation of Performance...................................................2
Annuity Payments.............................................................3
Financial Statements.........................................................4

APPENDIX A: OBJECTIVES FOR UNDERLYING MUTUAL FUNDS

The underlying mutual funds listed below are designed primarily as investments for variable annuity contracts and variable life insurance policies issued by insurance companies.

There is no guarantee that the investment objectives will be met.

AIM VARIABLE INSURANCE FUNDS, INC.

AIM Variable Insurance Funds is an open-end, series, management investment company organized as a Maryland trust. Pursuant to an agreement and plan of reorganization, AIM Variable Insurance Funds was reorganized on May 1, 2000 as a Delaware business trust. The Funds are currently offered to insurance company separate accounts to fund benefits of variable annuity contracts and variable life insurance policies. A I M Advisors, Inc. ("AIM") serves as the Funds' investment adviser.

     AIM V.I. CAPITAL APPRECIATION FUND: SERIES I

     Investment Objective: Growth of capital. The Fund pursues its objective by investing principally in common stocks of companies the investment adviser believes are likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth.

     AIM V.I. INTERNATIONAL GROWTH FUND: SERIES I

     Investment Objective: Long-term growth of capital by investing in a diversified portfolio of international equity securities whose issuers are considered to have strong earnings momentum.

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC., A MEMBER OF THE AMERICAN CENTURY(SM) FAMILY OF INVESTMENTS

American Century Variable Portfolios, Inc. was organized as a Maryland corporation in 1987. It is a diversified, open-end management investment company, which offers its shares only as investment vehicles for variable annuity and variable life insurance products of insurance companies. American Century Variable Portfolios, Inc. is managed by American Century Investment Management, Inc.

     AMERICAN CENTURY VP BALANCED FUND: CLASS I

     Investment Objective: Capital growth and current income. The Fund will seek to achieve its objective by maintaining approximately 60% of the assets of the Fund in common stocks (including securities convertible into common stocks and other equity equivalents) that are considered by management to have better-than-average prospects for appreciation and the remainder in fixed income securities.

     AMERICAN CENTURY VP CAPITAL APPRECIATION FUND: CLASS I (NOT AVAILABLE IN CONNECTION WITH CONTRACTS FOR WHICH GOOD ORDER APPLICATIONS ARE (OR WERE) RECEIVED ON OR AFTER SEPTEMBER 27, 1999)

     Investment Objective: Capital growth. The Fund will seek to achieve its objective by investing in common stocks (including securities convertible into common stocks and other equity equivalents) that meet certain fundamental and technical standards of selection and have, in the opinion of the Fund's investment manager, better than average potential for appreciation. The Fund tries to stay fully invested in such securities, regardless of the movement of stock prices generally.

     AMERICAN CENTURY VP INCOME & GROWTH FUND: CLASS I

     Investment Objective: Capital Growth. The Fund seeks to achieve its investment objective by investing primarily in common stocks. Income is a secondary objective. The investment manager constructs the portfolio to match the risk characteristics of the S&P 500 Stock Index and then optimizes each portfolio to achieve the desired balance of risk and return potential. This includes targeting a dividend yield that exceeds that of the S&P 500. The Fund may not invest more than 25% of its total assets in companies whose principal business activities are in the same industry.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

The Dreyfus Socially Responsible Growth Fund, Inc. is an open-end, diversified, management investment company incorporated under Maryland law on July 20, 1992 and commenced operations on October 7, 1993. The Fund offers its share only as investment vehicles for variable annuity and variable life insurance products of insurance companies. The Dreyfus Corporation serves as the Fund's investment adviser. NCM Capital Management Group, Inc. serves as the Fund's sub-investment adviser and provides day-to-day management of the Fund's portfolio.

     Investment Objective: Capital growth through equity investment in companies that, in the opinion of the Fund's advisers, not only meet traditional investment standards, but which also show evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America. Current income is secondary to the primary goal.

DREYFUS STOCK INDEX FUND

The Dreyfus Stock Index Fund, Inc. ("Fund") is an open-end, non-diversified, management investment company incorporated under Maryland law on January 24, 1989 and commenced operations on September 29, 1989. The Fund offers its shares only as investment vehicles for variable annuity and variable life insurance products of insurance companies. The Dreyfus Corporation ("Dreyfus") serves as the Fund's manager, while Mellon Equity Associates, an affiliate of Dreyfus, serves as the Fund's index manager.

     Investment Objective: To provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index. The Fund is neither sponsored by nor affiliated with Standard & Poor's Corporation.

DREYFUS VARIABLE INVESTMENT FUND

Dreyfus Variable Investment Fund ("Fund") is an open-end, management investment company. It was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts on October 29, 1986 and commenced operations on August 31, 1990. The Fund offers its shares only as investment vehicles for variable annuity and variable life insurance products of insurance companies. The Dreyfus Corporation ("Dreyfus") serves as the Fund's manager. Fayez Sarofim & Company serves as the sub-adviser and provides day-to-day management of the Portfolio. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation.

     APPRECIATION PORTFOLIO

     Investment Objective: Primary to provide long-term capital growth consistent with the preservation of capital; current income is a secondary investment objective. This Portfolio invests primarily in the common stocks of domestic and foreign issuers.

     QUALITY BOND PORTFOLIO

     Investment Objective: To provide the maximum amount of current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The Portfolio invests in debt obligations of corporations, the U.S. Government and its agencies and instrumentalities, and major U.S. banking institutions. At least 80% of the value of the Portfolio's net assets will consist of obligation of securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities and corporations which, at the time of purchase by the Portfolio's, are rated at least A by Moody's or Standard & Poor's, or determined to be of comparable quality by The Dreyfus Corporation. The Quality Bond Portfolio also may invest in Municipal Obligations. In addition, at least 65% of the value of the Series assets (except when maintaining a temporary defensive position) will be invested in bond, debentures and other debt instruments.

     SMALL CAP PORTFOLIO

     Investment Objective: Seeks to maximize capital appreciation. The Portfolio invests principally in common stocks. This Portfolio will be particularly alert to companies which Dreyfus considers to be emerging smaller-sized companies believed to be characterized by new or innovative products, services or processes which should enhance prospects for growth in future earnings.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND

The Fidelity Variable Insurance Products Fund (VIP) is an open-end, diversified, management investment company organized as a Massachusetts business trust on November 13, 1981. Shares of VIP are purchased by insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. Fidelity Management & Research Company ("FMR") is the manager for VIP Fund and its portfolios.

     VIP EQUITY-INCOME PORTFOLIO: INITIAL CLASS

     Investment Objective: Reasonable income. Also considers the potential for capital appreciation. Seeks to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500 Composite Stock Price Index. Normally invests at least 65% of total assets in income-producing equity securities, which tends to lead to investments in large cap "value" stocks.

     VIP HIGH INCOME PORTFOLIO: INITIAL CLASS

     Investment Objective: A high level of current income while also considering growth of capital. Normally invests at least 65% of total assets in income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Franklin Templeton Variable Insurance Products Trust is an open-end, diversified management investment company organized as a business trust under the laws of Massachusetts on February 25, 1988. The Trust was organized primarily as an investment vehicle for use in connection with variable annuity contracts and variable life insurance policies offered by life insurance companies. The investment manager is Templeton Investment Counsel, Inc.

     TEMPLETON FOREIGN SECURITIES FUND: CLASS I

     Investment Objective: Long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United States. Any income realized will be incidental.

GARTMORE VARIABLE INSURANCE TRUST

Gartmore Variable Insurance Trust (formerly, Nationwide Separate Account Trust) ("GVIT") is an open-end management investment company created under the laws of Massachusetts. GVIT offers shares in the mutual funds listed below, each with its own investment objectives. Shares of GVIT will be sold primarily to separate accounts to fund the benefits under variable life insurance policies and variable annuity contracts issued by life insurance companies. The assets of GVIT are managed by Gartmore Mutual Fund Capital Trust ("GMF"), an indirect subsidiary of Nationwide Financial Services, Inc.

     FEDERATED GVIT HIGH INCOME BOND FUND: CLASS I

     Subadviser: Federated Investment Counseling

     Investment Objective: To provide high current income. Under normal conditions, the Fund invests at least 80% of the Fund's net assets in corporate bonds that are rated BBB or lower by a rating agency or that are unrated but of comparable quality. Such funds are commonly referred to as "junk bonds."

     GARTMORE GVIT GOVERNMENT BOND FUND: CLASS I

     Investment Objective: Seeks as high a level of income as is consistent with the preservation of capital. Under normal conditions, the Fund invests at least 80% of its net assets in U.S. government and agency bonds, bills and notes. The duration of the Fund will typically be four to six years.

     GARTMORE GVIT MONEY MARKET FUND: CLASS I

     Investment Objective: As high a level of current income as is consistent with the preservation of capital and maintenance of liquidity. The Fund invests in high-quality money market obligations maturing in 397 days or less.

     GARTMORE GVIT TOTAL RETURN FUND: CLASS I

     Investment Objective: Seeks total return through a flexible combination of capital appreciation and current income. The Fund invests primarily in common stocks and convertible securities.

JANUS ASPEN SERIES

The Janus Aspen Series is an open-end, management investment company whose shares are offered in connection with investment in and payments under variable annuity contracts and variable life insurance policies, as well as certain qualified retirement plans. Janus Capital Corporation serves as investment adviser to each Portfolio.

     INTERNATIONAL GROWTH PORTFOLIO: SERVICE SHARES

     Investment Objective: Long-term growth of capital by investing under normal circumstances, at least 80% of its net assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even in a single country.

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

Neuberger Berman Advisers Management Trust ("NB AMT") is an open-end diversified management investment company established as a Massachusetts business trust on December 14, 1983. Shares of the NB Trust are offered in connection with certain variable annuity contracts and variable life insurance policies issued through life insurance company separate accounts and are also offered directly to qualified pension and retirement plans outside of the separate account context. The investment adviser is Neuberger Berman Management Incorporated ("NB Management").

     AMT BALANCED PORTFOLIO

     Investment Objective: Long-term capital growth and reasonable current income without undue risk to principal. The Portfolio will seek to achieve its objective through investment of a portion of its assets in common stocks and a portion of its assets in debt securities. NB Management anticipates that the Portfolio's investments will normally be managed so that approximately 60% of the Portfolio's total assets will be invested in common stocks and the remaining assets will be invested in debt securities. However, depending on the NB Management's views regarding current market trends, the common stock portion of the Portfolio's investments may be adjusted downward as low as 50% or upward as high as 70%. At least 25% of the Portfolio's assets will be invested in fixed income senior securities.

STRONG OPPORTUNITY FUND II, INC.

Strong Opportunity Fund II, Inc. is a diversified, open-end management company commonly called a Mutual Fund. The Strong Opportunity Fund II, Inc. was incorporated in Wisconsin and may only be purchased by the separate accounts of insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Strong Capital Management Inc. serves as investment advisor for the Fund.

     Investment Objective: Capital appreciation through investments in a diversified portfolio of equity securities.

APPENDIX B: CONDENSED FINANCIAL INFORMATION

Accumulation unit values for accumulation units outstanding throughout the period.

                                                                                                               NUMBER OF
                                           ACCUMULATION UNIT      ACCUMULATION UNIT     PERCENTAGE CHANGE     ACCUMULATION
                                           VALUE AT BEGINNING      VALUE AT END OF       IN ACCUMULATION    UNITS AT END OF
UNDERLYING MUTUAL FUND                         OF PERIOD               PERIOD              UNIT VALUE           PERIOD        YEAR
AIM Variable Insurance Funds, Inc. -           14.039112               10.629714             -24.28%              6,381       2001
AIM V.I. Capital Appreciation Fund:            15.964823               14.039112             -12.06%            489,105       2000
Series I - Q/NQ                                11.184821               15.964823              42.74%            177,522       1999
                                                9.498576               11.184821              17.75%             80,661       1998
                                               10.000000                9.498576              -5.01%              2,692       1997**

AIM Variable Insurance Funds, Inc. -           12.562930                9.480766             -24.53%                 64       2001
AIM V.I. International Growth Fund:            17.293870               12.562930             -27.36%             60,445       2000
Series I - Q/NQ                                11.300603               17.293870              53.03%             18,221       1999
                                                9.913890               11.300603              13.99%             12,288       1998
                                               10.000000                9.913890              -0.86%                591       1997**

American Century Variable Portfolios,          10.165458                9.677376              -4.80%              1,187       2001
Inc. - American Century VP Balanced            10.579044               10.165458              -3.91%            345,957       2000
Fund: Class I  - Q/NQ                          10.000000               10.579044               5.79%              3,482       1999

American Century Variable Portfolios,          25.029137               17.768711             -29.01%              4,124       2001
Inc. - American Century VP Capital             23.256156               25.029137               7.62%            631,044       2000
Appreciation Fund: Class I - Q/NQ              14.321327               23.256156              62.39%          1,434,464       1999
                                               14.829811               14.321327              -3.43%          1,703,940       1998
                                               15.531281               14.829811              -4.52%          2,180,179       1997
                                               16.447846               15.531281              -5.57%          2,887,873       1996
                                               12.711014               16.447846              29.40%          2,943,713       1995
                                               13.030369               12.711014              -2.45%          2,914,425       1994
                                               11.967533               13.030369               8.88%          2,477,079       1993
                                               12.290177               11.967533              -2.63%          1,354,540       1992
                                               10.000000               12.290177              22.90%             44,356       1991

American Century Variable Portfolios,          13.389004               12.110099              -9.55%              5,479       2001
Inc. - American Century VP Income &            15.175314               13.389004             -11.77%            605,490       2000
Growth Fund: Class I - Q/NQ                    13.027526               15.175314              16.49%            602,532       1999
                                               10.403924               13.027526              25.22%            341,015       1998
                                               10.000000               10.403924               4.04%             20,844       1997**

The Dreyfus Socially Responsible               29.117547               22.249122             -23.59%             15,744       2001
Growth Fund, Inc. - Q/NQ                       33.157285               29.117547             -12.18%          1,869,572       2000
                                               25.825425               33.157285              28.39%          1,800,636       1999
                                               20.223412               25.825425              27.70%          1,482,215       1998
                                               15.953248               20.223412              26.77%          1,027,569       1997
                                               13.333625               15.953248              19.65%            430,100       1996
                                               10.039093               13.333625              32.82%            102,326       1995
                                               10.000000               10.039093               0.39%             17,332       1994

                                                                                                            NUMBER OF
                                        ACCUMULATION UNIT       ACCUMULATION UNIT    PERCENTAGE CHANGE     ACCUMULATION
                                        VALUE AT BEGINNING       VALUE AT END OF      IN ACCUMULATION    UNITS AT END OF
UNDERLYING MUTUAL FUND                      OF PERIOD                PERIOD              UNIT VALUE          PERIOD           YEAR
Dreyfus Stock Index Fund, Inc. - Q/NQ       29.558751               25.618669             -13.33%             28,508          2001
                                            33.009632               29.558751             -10.45%          2,776,840          2000
                                            27.730490               33.009632              19.04%          3,729,677          1999
                                            21.913276               27.730490              26.55%          3,337,738          1998
                                            16.698256               21.913276              31.23%          2,489,869          1997
                                            13.807559               16.698256              20.94%          1,316,960          1996
                                            10.227308               13.807559              35.01%            699,853          1995
                                            10.271065               10.227308              -0.43%            483,068          1994
                                            10.000000               10.271065               2.71%            165,697          1993

Dreyfus Variable Investment Fund  -         14.203768               12.713043             -10.50%              5,474          2001
Appreciation Portfolio - Q/NQ               14.484129               14.203768              -1.94%            736,682          2000
                                            13.166473               14.484129              10.01%            856,104          1999
                                            10.244238               13.166473              28.53%            442,766          1998
                                            10.000000               10.244238               2.44%              3,239          1997**

Dreyfus Variable Investment Fund -          13.032134               13.722374               5.30%              5,233          2001
Quality Bond Portfolio - Q/NQ               11.873090               13.032134               9.76%            512,373          2000
                                            12.008318               11.873090              -1.13%            532,313          1999
                                            11.533218               12.008318               4.12%            565,175          1998
                                            10.679640               11.533218               7.99%            407,905          1997
                                            10.493309               10.679640               1.78%            216,472          1996
                                            10.000000               10.493309               4.93%              9,827          1995

Dreyfus Variable Investment Fund -          22.760162               21.088243              -7.35%             30,441          2001
Small Cap Portfolio - Q/NQ                  20.350320               22.760162              11.84%          4,088,865          2000
                                            16.742421               20.350320              21.55%          4,068,163          1999
                                            17.567589               16.742421              -4.70%          4,375,641          1998
                                            15.245571               17.567589              15.23%          3,566,198          1997
                                            13.249127               15.245571              15.07%          2,123,498          1996
                                            10.374796               13.249127              27.70%            767,159          1995
                                            10.000000               10.374796               3.75%            158,991          1994

Fidelity VIP Equity-Income Portfolio:       25.434075               23.857464              -6.20%             32,904          2001
Initial Class - Q/NQ                        23.766053               25.434075               7.02%          3,479,950          2000
                                            22.645632               23.766053               4.95%          5,782,562          1999
                                            20.553936               22.645632              10.18%          6,528,437          1998
                                            16.255386               20.553936              26.44%          6,044,597          1997
                                            14.412060               16.255386              12.79%          4,826,501          1996
                                            10.808255               14.412060              33.34%          3,508,684          1995
                                            10.227513               10.808255               5.68%          2,508,494          1994
                                            10.000000               10.227513               2.28%            714,019          1993

                                                                                                            NUMBER OF
                                         ACCUMULATION UNIT      ACCUMULATION UNIT    PERCENTAGE CHANGE     ACCUMULATION
                                         VALUE AT BEGINNING      VALUE AT END OF      IN ACCUMULATION    UNITS AT END OF
UNDERLYING MUTUAL FUND                       OF PERIOD               PERIOD              UNIT VALUE          PERIOD           YEAR
Fidelity VIP High Income Portfolio:           11.875950             10.345574             -12.89%             12,606          2001
Initial Class - Q/NQ                          15.519485             11.875950             -23.48%          1,520,751          2000
                                              14.538235             15.519485               6.75%          1,617,225          1999
                                              15.396163             14.538235              -5.57%          1,733,829          1998
                                              13.256841             15.396163              16.14%          1,254,813          1997
                                              11.779381             13.256841              12.54%            654,898          1996
                                               9.895223             11.779381              19.04%            221,976          1995
                                              10.000000              9.895223              -1.05%             35,930          1994

Franklin Templeton Variable Insurance         19.829322             16.487526             -16.85%              9,000          2001
Products Trust - Templeton Foreign            20.538218             19.829322              -3.45%          1,810,275          2000
Securities Fund: Class I - Q/NQ               16.833378             20.538218              22.01%          1,970,610          1999
                                              15.599596             16.833378               7.91%          2,111,021          1998
                                              13.869569             15.599596              12.47%          1,914,676          1997
                                              11.329203             13.869569              22.42%          1,111,684          1996
                                               9.913613             11.329203              14.28%            542,970          1995
                                              10.000000              9.913613              -0.86%            185,469          1994

GVIT Federated GVIT High Income Bond           9.827966             10.108455               2.85%                  0          2001
Fund: Class I - Q/NQ                          10.855151              9.827966              -9.46%             25,431          2000
                                              10.658111             10.855151               1.85%             32,624          1999
                                              10.206766             10.658111               4.42%             27,267          1998
                                              10.000000             10.206766               2.07%                279          1997**

GVIT Gartmore GVIT Government Bond            37.487059             39.681226               5.85%              4,337          2001
Fund: Class I - Q                             33.746688             37.487059              11.08%            406,146          2000
                                              35.013105             33.746688              -3.62%            770,147          1999
                                              32.572519             35.013105               7.49%            895,885          1998
                                              30.092479             32.572519               8.24%            864,418          1997
                                              29.463573             30.092479               2.13%          2,948,795          1996
                                              25.138302             29.463573              17.21%          3,276,421          1995
                                              26.318797             25.138302              -4.49%          3,538,336          1994
                                              24.348055             26.318797               8.09%          3,946,493          1993
                                              22.869936             24.348055               6.46%          2,650,975          1992
                                              19.854919             22.869936              15.19%          1,805,156          1991
                                              18.372987             19.854919               8.07%          1,291,591          1990

GVIT Gartmore GVIT Government Bond            37.500904             39.695887               5.85%                  0          2001
Fund: Class I - NQ                            33.759140             37.500904              11.08%             24,140          2000
                                              35.026017             33.759140              -3.62%            225,941          1999
                                              32.584532             35.026017               7.49%            313,333          1998
                                              30.103580             32.584532               8.24%            306,943          1997
                                              29.474435             30.103580               2.13%          1,371,551          1996
                                              25.147577             29.474435              17.21%          1,618,704          1995
                                              26.328516             25.147577              -4.49%          1,893,807          1994
                                              24.357055             26.328516               8.09%          2,350,137          1993
                                              22.878402             24.357055               6.46%          1,501,470          1992
                                              19.862268             22.878402              15.19%            976,874          1991
                                              18.379796             19.862268               8.07%            750,363          1990

                                                                                                            NUMBER OF
                                         ACCUMULATION UNIT      ACCUMULATION UNIT    PERCENTAGE CHANGE     ACCUMULATION
                                         VALUE AT BEGINNING      VALUE AT END OF      IN ACCUMULATION    UNITS AT END OF
UNDERLYING MUTUAL FUND                       OF PERIOD               PERIOD              UNIT VALUE          PERIOD           YEAR
GVIT Gartmore GVIT Money Market Fund:         23.767044             24.301609               2.25%              3,114          2001
Class I - Q*                                  22.709765             23.767044               4.66%            314,167          2000
                                              21.944976             22.709765               3.49%            450,327          1999
                                              21.120495             21.944976               3.90%            405,666          1998
                                              20.329483             21.120495               3.89%            386,925          1997
                                              19.595876             20.329483               3.74%          1,617,637          1996
                                              18.790546             19.595876               4.29%          1,618,571          1995
                                              18.325918             18.790546               2.54%          1,636,119          1994
                                              18.069824             18.325918               1.42%          1,647,900          1993
                                              17.705124             18.069824               2.06%          1,840,923          1992
                                              16.950132             17.705124               4.45%          2,323,043          1991
                                              15.891433             16.950132               6.66%          2,678,914          1990

GVIT Gartmore GVIT Money Market Fund:         25.823320             26.404135               2.25%                  0          2001
Class I - NQ*                                 24.674569             25.823320               4.66%             17,608          2000
                                              23.843612             24.674569               3.49%             53,830          1999
                                              22.947799             23.843612               3.90%             39,677          1998
                                              22.088348             22.947799               3.89%             52,975          1997
                                              21.291272             22.088348               3.74%            600,726          1996
                                              20.416267             21.291272               4.29%            665,100          1995
                                              19.911440             20.416267               2.54%            831,132          1994
                                              19.633190             19.911440               1.42%            819,892          1993
                                              19.236937             19.633190               2.06%          1,117,454          1992
                                              18.416623             19.236937               4.45%          1,684,322          1991
                                              17.266332             18.416623               6.66%          2,083,996          1990

GVIT Gartmore GVIT Total Return Fund:         94.390507             82.145061             -12.97%             14,126          2001
Class I - Q                                   97.698445             94.390507              -3.39%            785,762          2000
                                              92.558757             97.698445               5.55%          1,191,087          1999
                                              79.422176             92.558757              16.54%          1,294,956          1998
                                              62.170693             79.422176              27.75%          1,185,035          1997
                                              51.701438             62.170693              20.25%          5,119,908          1996
                                              40.575816             51.701438              27.42%          5,049,123          1995
                                              40.671816             40.575816              -0.24%          5,094,417          1994
                                              37.150744             40.671816               9.48%          4,467,810          1993
                                              34.794462             37.150744               6.77%          3,578,781          1992
                                              25.454897             34.794462              36.69%          2,974,227          1991
                                              28.044760             25.454897              -9.23%          2,734,562          1990

*The 7-day yield on the GVIT Gartmore GVIT Money Market Fund: Class I as of December 31, 2001 was -0.03%.

                                                                                                            NUMBER OF
                                         ACCUMULATION UNIT      ACCUMULATION UNIT    PERCENTAGE CHANGE     ACCUMULATION
                                         VALUE AT BEGINNING      VALUE AT END OF      IN ACCUMULATION    UNITS AT END OF
UNDERLYING MUTUAL FUND                       OF PERIOD               PERIOD              UNIT VALUE          PERIOD           YEAR
GVIT Gartmore GVIT Total Return Fund:         91.675550             79.782323             -12.97%                168          2001
Class I - NQ                                  94.888344             91.675550              -3.39%             30,236          2000
                                              89.896489             94.888344               5.55%             41,363          1999
                                              77.137765             89.896489              16.54%            298,279          1998
                                              60.382482             77.137765              27.75%            318,518          1997
                                              50.214359             60.382482              20.25%          2,180,633          1996
                                              39.408735             50.214359              27.42%          2,273,685          1995
                                              39.501981             39.408735              -0.24%          2,360,160          1994
                                              36.082181             39.501981               9.48%          2,184,517          1993
                                              33.793676             36.082181               6.77%          1,671,604          1992
                                              24.722750             33.793676              36.69%          1,370,409          1991
                                              27.238121             24.722750              -9.23%          1,268,584          1990

Janus Aspen Series - International            17.190144             13.023294             -24.24%              7,954          2001
Growth Portfolio: Service Shares -            20.718419             17.190144             -17.03%          1,216,855          2000
Q/NQ                                          11.516019             20.718419              79.91%            712,979          1999
                                               9.952334             11.516019              15.71%            326,081          1998
                                              10.000000              9.952334              -0.48%              3,095          1997**

Neuberger Berman AMT Balanced                 25.233374             21.576158             -14.49%              5,950          2001
Portfolio - Q/NQ                              26.782503             25.233374              -5.78%            892,564          2000
                                              20.316082             26.782503              31.83%          1,821,436          1999
                                              18.349145             20.316082              10.72%          2,221,931          1998
                                              15.563120             18.349145              17.90%          2,345,841          1997
                                              14.753402             15.563120               5.49%          2,468,872          1996
                                              12.077573             14.753402              22.16%          2,426,550          1995
                                              12.661508             12.077573              -4.61%          2,495,594          1994
                                              12.050347             12.661508               5.07%          2,406,549          1993
                                              11.299008             12.050347               6.65%          1,113,665          1992
                                              10.000000              11.29008              12.99%             27,997          1991

Strong Opportunity Fund II - Q/NQ             23.651845             22.529233              -4.75%             17,267          2001
                                              22.530007             23.651845               4.98%          1,629,261          2000
                                              16.920120             22.530007              33.16%          1,531,477          1999
                                              15.098205             16.920120              12.07%          1,380,584          1998
                                              12.193238             15.098205              23.82%            960,372          1997
                                              10.456863             12.193238              16.61%            443,745          1996
                                              10.000000             10.456863               4.57%             15,811          1995

**These underlying mutual funds were added to the variable account on November 3, 1997. Condensed Financial Information for these funds for 1997 reflects values from November 3, 1997 to December 31, 1997.